UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00242

Natixis Funds Trust II

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Russell L. Kane, Esq.

NGAM Distribution, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2822

Date of fiscal year end: November 30

Date of reporting period: November 30, 2016

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

November 30, 2016

Loomis Sayles Dividend Income Fund

Loomis Sayles Global Growth Fund

Vaughan Nelson Select Fund

Portfolio Review page 1

Portfolio of Investments page 18

Financial Statements page  28

Notes to Financial Statements page 42

LOOMIS SAYLES DIVIDEND INCOME FUND

Managers:	Symbols:
Arthur J. Barry, CFA®	Class A LSCAX
Adam C. Liebhoff	Class C LSCCX
Loomis, Sayles & Company, L.P.	Class Y LSCYX

Investment Goal

The Fund’s investment goal is high total return through a combination of current income and capital appreciation.

Market Conditions

Throughout the 12-month period, volatility (as measured by the VIX Index) pervaded most areas of the market. In particular, volatility was most pronounced during the first quarter of 2016, following the UK’s late-June Brexit vote and prior to the November elections in the U.S. Additionally, interest rates recovered from post-Brexit lows to reach 52-week highs after the election of Donald Trump. Similarly, oil prices recovered, approaching 52-week highs toward the end of November on OPEC’s announcement of production cuts.

By traditional measures, the market’s valuation expanded toward the upper end of long-term ranges. However, adjusting for lack of earnings in the energy sector and the strong U.S. dollar, we believe U.S. equities seem reasonably valued given a broad lack of alternatives.

Performance Results

For the 12-month period ended November 30, 2016, Class A shares of the Loomis Sayles Dividend Income Fund returned 9.26% at net asset value. The fund outperformed its primary benchmark, the all-equity S&P 500® Index, which returned 8.06% for the period. The fund underperformed its secondary benchmark, the Russell 1000® Value Index, which returned 12.02%.

Explanation of Fund Performance

The fund’s outperformance was broad-based, as stock selection led to positive results in the real estate, information technology, consumer discretionary, consumer staples and materials sectors. Among individual holdings, Qualcomm, Chevron and International Paper were the largest contributors to performance.

Qualcomm, a wireless communications company, benefited from several factors, including better underlying performance in its licensing and chipset businesses and improving smartphone growth expectations. In addition, investors had a favorable view of the company’s offer for NXP Semiconductor, which would diversify Qualcomm away from smartphone chips and give it deeper reach into the emerging Internet of Things space.

Shares of Chevron have rallied with the rebound in oil prices. Additionally, the company is nearing the end of large capital investments and is beginning to harvest the free cash flow generated from these projects. As a result, investors have become more comfortable that

1  |

the dividend payment is not only stable but also has a good probability of growing over the next few years.

International Paper, a container and packaging company, benefited from a reversal in sentiment toward containerboard volumes and from stabilization in pricing. The company also announced its acquisition of Weyerhaeuser’s Fluff Pulp business, which should drive solid earnings accretion.

Stock selection in the telecommunication services and energy sectors and an overweight in the healthcare sector weighed on relative performance. In terms of individual holdings, PBF Energy, Allergan and Vodafone were among the largest detractors.

PBF Energy, an independent refiner, was weak due to a confluence of refining headwinds and company-specific execution issues. On refining, elevated product inventories depressed crack spreads (the differential between the price of crude oil and the petroleum products derived from it) compared with 2015, particularly on the East Coast, where overflow product from Europe found its way to New York Harbor. Furthermore, in addition to having outsized exposure to the product-saturated East Coast, the company had trouble getting its newly acquired Torrance, California refinery up and running, which was a drain on cash and earnings.

Shares of Allergan, a specialty pharmaceutical company, declined due to the failed merger with Pfizer and a reset of earnings and cash flow expectations to more achievable stand-alone levels. The stock also struggled due to investor concerns surrounding pharmaceutical pricing and the U.S. presidential election.

Adverse foreign currency fluctuations hurt the shares of mobile company Vodafone Group. In particular, the substantial devaluation of the British pound following the U.K.’s Brexit vote was a main factor. For example, the U.S. shares underperformed the local U.K. shares by approximately 16%. Furthermore, the company announced higher capital spending plans than it previously communicated, causing its free cash flow outlook to decline.

The fixed-income portion of the Dividend Income Fund put forth positive returns during the course of the trailing year, primarily due to solid security selection.

Outlook

We believe stocks remain close to fairly valued and offer attractive longer-term return potential including dividends. Equities performed well even as interest rates increased significantly late in the period. We believe credit spreads (the difference in yield between Treasury and non-Treasury securities of similar maturity) remain fairly tight, and the president-elect’s tax platform seems likely to be implemented to a significant degree, making the earnings outlook better than we previously expected. Regardless of the direction of the markets, we continue to take a long-term, security-specific approach and, as always, view opportunities as defined by our reward-to-risk profiles.

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LOOMIS SAYLES DIVIDEND INCOME FUND

Hypothetical Growth of $10,000 Investment in Class A Shares4,5

March 30, 2012 (inception) through November 30, 2016

Top ten holdings (as of 11/30/2016)

	Security name	% of net assets
1.	Wells Fargo & Co.	3.35%
2.	Microsoft Corp.	2.97%
3.	Pfizer, Inc.	2.86%
4.	QUALCOMM, Inc.	2.85%
5.	JPMorgan Chase & Co.	2.84%
6.	Philip Morris International, Inc.	2.80%
7.	GlaxoSmithKline PLC	2.73%
8.	AbbVie, Inc.	2.69%
9.	Dow Chemical Co. (The)	2.65%
10.	BB&T Corp.	2.61%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — November 30, 20164,5

			Expense Ratios[6]
	1 Year	Life of Fund	Gross	Net

Class A (Inception 3/30/2012)
NAV	9.26%	10.88%	1.60%	1.10%
With 5.75% Maximum Sales Charge	2.99	9.48

Class C (Inception 3/30/2012)
NAV	8.48	10.05	2.35	1.85
With CDSC[1]	7.54	10.05

Class Y (Inception 3/30/2012)
NAV	9.53	11.15	1.32	0.85

Comparative Performance
S&P 500® Index[2]	8.06	12.41
Russell 1000® Value Index[3]	12.02	12.75

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3

Russell 1000® Value Index is an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® companies with lower price-to-book ratios and lower expected growth values.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	The Fund revised its investment strategy on October 15, 2014 and July 18, 2016; performance may have been different had the current investment strategy been in place for all periods shown.

6	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 3/31/17. When an expense cap has not been exceeded, the fund may have similar expense ratios.

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LOOMIS SAYLES GLOBAL GROWTH FUND

Manager:	Symbols:
Aziz V. Hamzaogullari, CFA®	Class A LSAGX
Loomis, Sayles & Company, L.P.	Class C LSCGX
Class Y LSGGX

Investment Goal

The Fund’s investment goal is long-term growth of capital.

Market Conditions

Against a volatile backdrop, global equities advanced for the 12-month period, led by solid gains in the U.S. and emerging markets. Europe declined for the period, as economic growth and inflation remained weak. Japan advanced but underperformed the global equity market, as the nation continued to battle slow growth and threats of deflation.

Global stock markets struggled early in the period on fears of a U.S. recession, Federal Reserve (Fed) rate hikes, U.S. dollar strength, a currency devaluation in China, and falling oil and commodity prices. However, a rebound in oil and commodity prices in mid-February and an easing of Fed rate hike expectations helped restore investor optimism, and stocks generally advanced until the Brexit vote in late June rattled the financial markets worldwide. The selloff was short-lived, though, as the prospect of additional central bank stimulus lured investors back into stocks. Emerging market stocks rallied sharply following the Brexit vote, as investors expected developing markets to remain relatively immune from any Brexit-related weakness.

Volatility resurfaced late in the period, primarily due to anxiety ahead of the U.S. presidential election, continued economic weakness outside the U.S., and Fed rate hike uncertainty. However, U.S. stocks ended the period on an upbeat note, as Donald Trump’s surprising presidential election victory sparked a market rally. Expectations for the Trump administration to implement a pro-growth agenda drove U.S. stocks and the U.S. dollar higher.

Performance Results

For the period from March 31, 2016 (the fund’s inception date) through November 30, 2016 (the fund’s fiscal year-end), Class A shares of Loomis Sayles Global Growth Fund returned 5.30% at net asset value. The fund was in line with its benchmark, the MSCI ACWI (Net), which returned 5.33%.

Explanation of Fund Performance

The fund’s positions in ARM Holdings, Adidas and Qualcomm contributed to performance. Stock selection in the consumer discretionary, information technology, industrials and financials sectors, along with our weightings in information technology, contributed to relative performance. Among individual holdings, shares of UK-based ARM Holdings, the world’s leading semiconductor intellectual property (IP) supplier, were up

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approximately 40% in July on news of the all-cash acquisition by Softbank Group. Similar to our long-term thesis, Softbank recognized the fundamental drivers for ARM remain robust as it benefits from increased chip connectivity, complexity and chip architecture outsourcing. Softbank also highlighted ARM’s rich ecosystem and innovative culture, which have allowed ARM to take market share and become dominant in the markets it enters. Softbank’s willingness to pay a greater-than-40% premium to a share price already near an all-time high supported our assessment of ARM’s significant remaining upside potential. ARM Holdings became a privately held company when Softbank’s purchase became final on September 1, 2016, so the shares were effectively sold from the portfolio.

Germany-based Adidas, a leader in global sportswear, reported strong performance. Realignment of channel and brand management globally, along with new consumer-centric innovation and marketing, spurred strong demand across categories, and Adidas reported its best first and second fiscal quarters in more than a decade during the period. Representing more than 80% of sales, the Adidas brand posted double-digit revenue growth in strategic markets of Western Europe, North America, Greater China and Latin America. In the North America market, we believe Adidas took market share from Nike. The company recently decided to sell its golf hardware brands, including TaylorMade, with proceeds earmarked to strengthen the core business of sports footwear and apparel, which we believe is the right long-term strategy. Operating profit margins expanded, reflecting strong operating leverage. On October 1, 2016, new CEO Kasper Rorsted succeeded long-time CEO Herbert Hainer. One of two truly global sports footwear and apparel brands, we believe Adidas has sustainable competitive advantages, such as brand, scale and distribution.

Qualcomm, a U.S.-based chip designer and manufacturer, consistently reported better-than-expected results in its technology licensing (QTL) and chip manufacturing (QCT) businesses. Broad progress in obtaining new technology licensing agreements and catch-up payments from mobile device manufacturers in China powered revenue growth for the QTL business. However, Qualcomm initiated legal proceedings against Meizu, the only top-ten device maker yet to sign a licensing agreement. QTL margins were consistently 85% or better and generated approximately 80% of profits. The QCT business experienced strong performance and market share gains in China as it pushed new technologies to all price tiers and generated strong growth in non-mobile chips. Delivering on a priority for the year, QCT margins rose to 17% from more recent single-digit levels. We believe embedded market expectations for Qualcomm’s growth rate are below our estimates.

On the down side, positions in Novo Nordisk, Danone and Roche Holding were among the largest detractors. Stock selection in the healthcare, consumer staples and energy sectors, along with our weightings in the financials, consumer staples, energy, healthcare, industrials and consumer discretionary sectors, detracted from relative performance. In terms of individual holdings, Novo Nordisk, a Denmark-based diabetes-focused pharmaceutical company, reported fundamentally solid growth. Strong performance came from new-generation insulin therapy Tresiba and non-insulin anti-diabetic therapy Victoza. However, management issued lower-than-expected near-term guidance and meaningfully lowered longer-term operating profit growth to 5% from 10%, citing near-term pricing pressure in the U.S., which accounts for approximately 50% of the company’s

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LOOMIS SAYLES GLOBAL GROWTH FUND

sales. We continue to believe Novo’s competitive advantages of deep experience in diabetes care and therapeutic proteins, a robust infrastructure that took decades to build, efficient manufacturing techniques, a robust pipeline and economies of scale would be very difficult to replicate. As a result, we believe Novo Nordisk has an unmatched ability to engineer, formulate, develop and deliver value-added treatments for unmet patient needs.

Danone, a global manufacturer and distributor of fresh dairy and healthy nutrition products, reported solid growth and margin expansion early in the period. However, weakness in the France-based company’s water and early life nutrition in China led to recent softer results. Danone saw success in its U.S. fresh dairy division where it has become the leader across all segments of the yogurt market. Steps to restructure and simplify the company’s cost base and reintroduce blockbuster products led to progress in the European fresh dairy division, which had been affected by recession. In China, an economic-driven slowdown in the beverage industry led to near-term weak sales of Danone’s Mizone product, and we believe a distribution channel shift in China’s infant milk formula industry is also causing near-term disruptions. Danone announced the acquisition of WhiteWave Foods Company, a leader in plant-based drinking milk and organic milk. We believe WhiteWave will benefit from Danone’s advisory relationships with retailers and its global scale and distribution. Overall, we believe the company continues to execute well in difficult times and that market expectations for key variables, such as revenue and profit growth, are well below our estimates.

Roche, a Switzerland-based biopharmaceutical and diagnostics company, reported fundamentally sound performance, including steady growth from its leading cancer therapies Herceptin, Rituxan and Avastin, each of which grew sales in the mid-single digits and accounted for slightly more than half of pharmaceutical revenues. However, Lucentis, a treatment for eye diseases, has been ceding share to Regeneron’s Eylea. Roche’s pipeline, which is among the broadest in the industry, includes new submissions, approvals and potentially significant late-stage clinical products. The company remains solidly profitable, with operating margins holding relatively steady in the high 30% range. Earnings per share slightly exceeded expectations. We believe Roche continues to execute well operationally, redeploying the cash flows from its still growing but mature core franchise to support product extensions and innovation. We also believe the current market price embeds expectations for key revenue and cash flow growth drivers that are well below our long-term assumptions.

Outlook

Our investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of the process leads to a lower-turnover portfolio in which sector positioning is the result of stock selection. The fund ended the quarter with overweight positions in the information technology, consumer staples, consumer discretionary and healthcare sectors and underweight positions in the financials, energy and industrials sectors. We did not own positions in the materials, real estate, telecommunication services and utilities sectors.

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Hypothetical Growth of $10,000 Investment in Class A Shares3

March 31, 2016 (inception) through November 30, 2016

Top ten holdings (as of 11/30/2016)

	Security name	% of net assets
1.	Alibaba Group Holding Ltd.	5.50%
2.	Oracle Corp.	4.73%
3.	Baidu, Inc.	4.18%
4.	Amazon.com, Inc.	4.02%
5.	Deere & Co.	3.96%
6.	QUALCOMM, Inc.	3.87%
7.	Novo Nordisk AS	3.76%
8.	Yum China Holdings, Inc.	3.72%
9.	Alphabet, Inc.	3.70%
10.	Facebook, Inc.	3.66%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

See notes to chart on page 9.

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LOOMIS SAYLES GLOBAL GROWTH FUND

Total Returns — November 30, 20163

		Expense Ratios[4]
	Life of Fund	Gross	Net

Class A (Inception 3/31/2016)
NAV	5.30%	2.67%	1.30%
With 5.75% Maximum Sales Charge	-0.75

Class C (Inception 3/31/2016)
NAV	4.70	3.42	2.05
With CDSC[1]	3.70

Class Y (Inception 3/31/2016)
NAV	5.50	2.42	1.05

Comparative Performance
MSCI ACWI (Net)[2]	5.33

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	The MSCI ACWI (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 3/31/17. When an expense cap has not been exceeded, the fund may have similar expense ratios.

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VAUGHAN NELSON SELECT FUND

Managers:	Symbols:
Dennis G. Alff, CFA®	Class A VNSAX
Chad D. Fargason, PhD	Class C VNSCX
Chris D. Wallis, CFA®	Class Y VNSYX
Scott J. Weber, CFA®
Vaughan Nelson Investment Management, L.P.

Investment Goal

The Fund seeks long-term capital appreciation.

Market Conditions

During the year, volatility remained elevated as the market digested the United Kingdom’s vote to leave the European Union (“Brexit”), Donald Trump’s successful campaign for President of the United States, and the Federal Reserve’s ability to raise interest rates. However, equity markets appreciated despite declining earnings expectations and deteriorating international economic conditions. We believe the incremental multiple expansion was driven by easy monetary conditions globally, by modest improvement in economic growth expectations throughout the year, and by foreign investors increasing portfolio allocations to U.S. equities post-Brexit.

Despite attractive gains in 2016, we believe equity markets might be in a state of unstable equilibrium given the significant structural changes that are occurring with central banks’ monetary policies and U.S. government deficits in addition to an escalating number of earnings headwinds. These include higher interest rates, a stronger U.S. dollar, rising healthcare costs, and wage inflation pressures. In fact, corporate earnings expectations declined for the fourth quarter of 2016 and for the full-year 2017, resulting in even richer valuation multiples as equity markets set new highs.

Performance Results

For the twelve months ended November 30, 2016, Class A shares of Vaughan Nelson Select Fund returned 5.91% at net asset value. The fund underperformed its benchmark, the S&P 500® Index, which returned 8.06%.

Explanation of Fund Performance

Stock selection was a positive contributor, but sector allocation weighed on returns versus the benchmark. Information technology and healthcare contributed the most to both the fund’s absolute and relative performance while cash, financials, and energy were the biggest detractors.

Financials was the sector that detracted the most from performance. American Express and American International Group (AIG) were the largest detractors in financials but were offset somewhat by the positive contribution from Citigroup. American Express underperformed largely due to the loss of its Costco portfolio, and the fund exited the position due to the increasingly competitive nature of the end market. AIG

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VAUGHAN NELSON SELECT FUND

underperformed due to softening fundamentals in the insurance market, and the fund exited the position as our confidence in management’s ability to execute their turnaround plan declined.

Marathon Petroleum was the largest detractor in energy and from the portfolio overall in 2016, other than cash. Marathon underperformed due to a weak refining environment that reduced its capital advantage and ability to invest in its midstream assets. The fund exited the position due to concerns surrounding the timing of the company’s investment in higher-value cash flow streams.

Michaels Companies was the primary detractor from other sectors amid a highly promotional and generally weaker end market that has weighed on same-store sales.

Stock selection stood out as a positive driver in the information technology sector. Broadcom Limited and Texas Instruments were the largest contributors. Broadcom continued its strong fundamental performance on the back of solid execution in its enterprise businesses and effective capital deployment through mergers and acquisitions. Texas Instruments was a strong contributor in 2016 as it continued to benefit from the long-term secular tailwind of increasing amounts of semiconductor content throughout the economy, particularly in industrial and automotive.

Stock selection drove the positive performance in the healthcare sector, primarily due to the fund’s position in UnitedHealth. UnitedHealth has benefited from its scale within the industry and the growth of its high-margin software and consultancy services. The healthcare sector’s performance was positive, despite Centene which was a detractor overall. This security was sold in November following the election, since changing or repealing the Affordable Care Act would likely have a negative impact on enrollment growth.

Individual stocks that were meaningful positive contributors to performance from other sectors include General Dynamics and Charter Communications.

The largest increase in weightings by sector was in consumer discretionary, driven primarily by the purchases of Michaels Companies and Charter Communications.

The largest reduction in weightings by sector was in information technology. The decline was due primarily to the sales of eBay and PayPal as well as profit taking in Microsoft.

Outlook

The U.S. presidential election has not caused us to change our view regarding portfolio positioning or the opportunity set. We still believe that there is little room for profit margins to improve and that interest rates cannot move materially higher without negative consequences. While we welcome a business-friendly administration, corporate tax reform, and more fiscal spending, we think that these conditions are necessary to hit next year’s earnings estimates anyway. From here, the biggest fundamental impact to the economy and to asset prices is likely a renewal of animal spirits.

With corporate margins near all-time highs, labor markets tight, and benefit costs on the rise, we do not believe top line growth will be sufficient to prevent further margin pressure.

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With monetary stimulus nearly exhausted, we believe fiscal stimulus will be necessary not only in the United States but internationally so that the macro imbalances can continue to adjust without creating excessive volatility. Our outlook has become more balanced, stock-specific, and not reflective of opportunities in specific industries, regions of the world, or broader market indices.

As it relates to the intermediate to long-term outlook, we believe we are entering the final stages of rebalancing the monetary bubble that has been accumulating in our financial markets for several decades. While the financial crisis was effective at eliminating excesses within our regulated banking systems, it pushed imbalances into the unregulated financial system and accentuated the imbalances that exist in international markets.

We continue to seek investments in companies that have better pricing power, lower earnings variability, higher profitability, and stronger balance sheets than the broader investment universe. We still do not favor any single industry or sector, and continue to look for companies with the characteristics noted above that trade at attractive valuations.

Hypothetical Growth of $10,000 Investment in Class A Shares3

June 29, 2012 (inception) through November 30, 2016

See notes to chart on page 14.

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VAUGHAN NELSON SELECT FUND

Top ten holdings (as of 11/30/2016)

	Security name	% of net assets
1.	Alphabet, Inc.	5.78%
2.	Walgreens Boots Alliance, Inc.	5.62%
3.	General Dynamics Corp.	5.19%
4.	UnitedHealth Group, Inc.	5.15%
5.	Apple, Inc.	4.95%
6.	Priceline Group, Inc. (The)	4.83%
7.	Amsurg Corp.	4.77%
8.	Citigroup, Inc.	4.55%
9.	Charter Communications, Inc.	4.54%
10.	Medtronic PLC	4.40%

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments.

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Average Annual Total Returns — November 30, 20163

			Expense Ratios[4]
	1 Year	Life of Fund	Gross	Net

Class A (Inception 6/29/2012)
NAV	5.91%	14.70%	1.54%	1.44%
With 5.75% Maximum Sales Charge	-0.16	13.17

Class C (Inception 6/29/2012)
NAV	5.14	13.87	2.29	2.19
With CDSC[1]	4.14	13.87

Class Y (Inception 6/29/2012)
NAV	6.22	15.01	1.29	1.19

Comparative Performance
S&P 500® Index[2]	8.06	13.88

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

S&P 500® Index is a widely recognized U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 3/31/17. When an expense cap has not been exceeded, the fund may have similar expense ratios.

1680892.1.1

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from June 1, 2016 through November 30, 2016. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES DIVIDEND INCOME FUND	BEGINNING ACCOUNT VALUE 6/1/2016	ENDING ACCOUNT VALUE 11/30/2016	EXPENSES PAID DURING PERIOD* 6/1/2016 – 11/30/2016
Class A
Actual	$1,000.00	$1,059.40	$5.77
Hypothetical (5% return before expenses)	$1,000.00	$1,019.40	$5.65
Class C
Actual	$1,000.00	$1,055.90	$9.61
Hypothetical (5% return before expenses)	$1,000.00	$1,015.65	$9.42
Class Y
Actual	$1,000.00	$1,061.70	$4.43
Hypothetical (5% return before expenses)	$1,000.00	$1,020.70	$4.34

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.12%, 1.87% and 0.86% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

|  16

LOOMIS SAYLES GLOBAL GROWTH FUND	BEGINNING ACCOUNT VALUE 6/1/2016	ENDING ACCOUNT VALUE 11/30/2016	EXPENSES PAID DURING PERIOD* 6/1/2016 – 11/30/2016
Class A
Actual	$1,000.00	$1,022.30	$6.57
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.56
Class C
Actual	$1,000.00	$1,017.50	$10.34
Hypothetical (5% return before expenses)	$1,000.00	$1,014.75	$10.33
Class Y
Actual	$1,000.00	$1,023.30	$5.31
Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	$5.30

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.30%, 2.05% and 1.05% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

VAUGHAN NELSON SELECT FUND	BEGINNING ACCOUNT VALUE 6/1/2016	ENDING ACCOUNT VALUE 11/30/2016	EXPENSES PAID DURING PERIOD* 6/1/2016 – 11/30/2016
Class A
Actual	$1,000.00	$1,059.20	$6.74
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.61
Class C
Actual	$1,000.00	$1,055.40	$10.59
Hypothetical (5% return before expenses)	$1,000.00	$1,014.70	$10.38
Class Y
Actual	$1,000.00	$1,061.00	$5.46
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.35

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.31%, 2.06% and 1.06% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

17  |

Portfolio of Investments – as of November 30, 2016

Loomis Sayles Dividend Income Fund

Shares	Description	Value (†)
Common Stocks — 93.5% of Net Assets
	Aerospace & Defense — 2.0%
6,536	United Technologies Corp.	$704,058

	Automobiles — 3.2%
20,723	General Motors Co.	715,565
6,730	Harley-Davidson, Inc.	409,790

		1,125,355

	Banks — 10.2%
20,263	BB&T Corp.	916,901
18,265	Fifth Third Bancorp	475,255
12,409	JPMorgan Chase & Co.(b)	994,829
22,216	Wells Fargo & Co.	1,175,671

		3,562,656

	Beverages — 1.6%
5,759	PepsiCo, Inc.	576,476

	Biotechnology — 2.7%
15,510	AbbVie, Inc.	943,008

	Chemicals — 2.7%
16,700	Dow Chemical Co. (The)	930,524

	Communications Equipment — 2.6%
30,485	Cisco Systems, Inc.	909,063

	Containers & Packaging — 2.1%
15,470	International Paper Co.	753,698

	Diversified Telecommunication Services — 2.3%
16,289	Verizon Communications, Inc.(b)	812,821

	Electric Utilities — 5.8%
4,295	Entergy Corp.	295,195
15,391	PG&E Corp.	904,991
24,729	PPL Corp.	827,432

		2,027,618

	Electrical Equipment — 2.2%
11,433	Eaton Corp. PLC(b)	760,409

	Food Products — 1.1%
4,118	Hershey Co. (The)	397,963

	Independent Power & Renewable Electricity Producers — 1.2%
16,134	NextEra Energy Partners LP	413,192

	Industrial Conglomerates — 2.1%
24,393	General Electric Co.(b)	750,329

	Insurance — 3.8%
15,619	MetLife, Inc.	859,201
25,877	Old Republic International Corp.	462,422

		1,321,623

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of November 30, 2016

Loomis Sayles Dividend Income Fund – (continued)

Shares	Description	Value (†)
	Leisure Products — 1.1%
12,635	Mattel, Inc.	$398,887

	Media — 0.9%
3,704	Omnicom Group, Inc.	322,026

	Multiline Retail — 1.4%
9,295	Kohl’s Corp.	500,350

	Oil, Gas & Consumable Fuels — 8.8%
7,861	Chevron Corp.(b)	876,973
10,420	Energy Transfer Partners LP	365,951
11,985	MPLX LP	393,707
21,701	PBF Energy, Inc., Class A	520,607
16,899	Royal Dutch Shell PLC, B Shares, Sponsored ADR	915,419

		3,072,657

	Pharmaceuticals — 9.2%
25,365	GlaxoSmithKline PLC, Sponsored ADR	958,543
12,179	Merck & Co., Inc.	745,233
31,199	Pfizer, Inc.(b)	1,002,736
12,930	Sanofi, Sponsored ADR	519,786

		3,226,298

	REITs – Diversified — 3.8%
28,098	Outfront Media, Inc.	708,351
20,387	Weyerhaeuser Co.	628,531

		1,336,882

	REITs – Hotels — 4.4%
42,267	Host Hotels & Resorts, Inc.	754,043
13,135	Ryman Hospitality Properties, Inc.	773,652

		1,527,695

	Road & Rail — 2.2%
7,100	Norfolk Southern Corp.	755,866

	Semiconductors & Semiconductor Equipment — 2.8%
14,673	QUALCOMM, Inc.	999,671

	Software — 3.0%
17,320	Microsoft Corp.	1,043,703

	Technology Hardware, Storage & Peripherals — 1.7%
5,432	Apple, Inc.	600,345

	Tobacco — 4.9%
6,909	British American Tobacco PLC, Sponsored ADR	753,357
11,121	Philip Morris International, Inc.(b)	981,762

		1,735,119

	Transportation Infrastructure — 2.0%
8,662	Macquarie Infrastructure Corp.	709,764

	Wireless Telecommunication Services — 1.7%
23,997	Vodafone Group PLC, Sponsored ADR	586,487

	Total Common Stocks (Identified Cost $30,533,464)	32,804,543

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of November 30, 2016

Loomis Sayles Dividend Income Fund – (continued)

Shares	Description	Value (†)
Preferred Stocks — 4.0%
	Integrated Energy — 1.4%
7,222	Hess Corp., 8.000%	$484,380

	Pharmaceuticals — 2.6%
742	Allergan PLC, Series A, 5.500%	532,014
589	Teva Pharmaceutical Industries Ltd., 7.000%	388,681

		920,695

	Total Preferred Stocks (Identified Cost $1,659,250)	1,405,075

Principal Amount
Bonds and Notes — 1.5%
	Healthcare — 0.5%
$150,000	HCA, Inc., 7.500%, 11/06/2033	159,000

	Independent Energy — 0.1%
50,000	WPX Energy, Inc., 5.250%, 1/15/2017	50,062

	Supermarkets — 0.8%
280,000	New Albertson’s, Inc., 8.000%, 5/01/2031	266,700

	Transportation Services — 0.1%
75,000	APL Ltd., 8.000%, 1/15/2024(c)(d)	46,875

	Total Bonds and Notes (Identified Cost $486,248)	522,637

Short-Term Investments — 1.1%
378,891	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/30/2016 at 0.030% to be repurchased at $378,891 on 12/01/2016 collateralized by $395,000 U.S. Treasury Note, 2.000% due 8/15/2025 valued at $387,100 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $378,891)	378,891

	Total Investments — 100.1% (Identified Cost $33,057,853)(a)	35,111,146
	Other assets less liabilities — (0.1)%	(24,136)

	Net Assets — 100.0%	$35,087,010

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At November 30, 2016, the net unrealized appreciation on investments based on a cost of $33,230,948 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$3,004,285
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,124,087)

	Net unrealized appreciation	$1,880,198

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of November 30, 2016

Loomis Sayles Dividend Income Fund – (continued)

(b)	Security (or a portion thereof) has been pledged as collateral for potential derivative contracts.
(c)	Illiquid security. (Unaudited)
(d)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At November 30, 2016, the value of this security amounted to $46,875 or 0.1% of net assets. See Note 2 of Notes to Financial Statements.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.
REITs	Real Estate Investment Trusts

Industry Summary at November 30, 2016

Pharmaceuticals	11.8%
Banks	10.2
Oil, Gas & Consumable Fuels	8.8
Electric Utilities	5.8
Tobacco	4.9
REITs - Hotels	4.4
REITs - Diversified	3.8
Insurance	3.8
Automobiles	3.2
Software	3.0
Semiconductors & Semiconductor Equipment	2.8
Biotechnology	2.7
Chemicals	2.7
Communications Equipment	2.6
Diversified Telecommunication Services	2.3
Electrical Equipment	2.2
Road & Rail	2.2
Containers & Packaging	2.1
Industrial Conglomerates	2.1
Transportation Infrastructure	2.0
Aerospace & Defense	2.0
Other Investments, less than 2% each	13.6
Short-Term Investments	1.1

Total Investments	100.1
Other assets less liabilities	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of November 30, 2016

Loomis Sayles Global Growth Fund

Shares	Description	Value (†)
Common Stocks — 100.1% of Net Assets
	Argentina — 2.9%
1,839	MercadoLibre, Inc.	$290,231

	Brazil — 1.8%
21,180	Companhia Brasileira de Meios de Pagamento	185,759

	China — 9.7%
5,855	Alibaba Group Holding Ltd., Sponsored ADR(b)	550,487
2,505	Baidu, Inc., Sponsored ADR(b)	418,210

		968,697

	Denmark — 3.8%
11,165	Novo Nordisk AS, Class B	376,038

	France — 5.9%
5,378	Danone	336,851
2,354	Sodexo S.A.	257,105

		593,956

	Germany — 2.3%
1,569	Adidas AG	231,166

	Ireland — 2.9%
15,168	Experian PLC	285,903

	Italy — 1.4%
38,800	Prada SpA	137,257

	Sweden — 1.4%
17,102	Elekta AB, Class B	141,156

	Switzerland — 7.7%
3,098	Nestle S.A., (Registered)	208,491
3,746	Novartis AG, (Registered)	258,181
1,383	Roche Holding AG	307,816

		774,488

	United Kingdom — 3.2%
6,352	Diageo PLC	158,817
4,114	Unilever NV	164,024

		322,841

	United States — 57.1%
477	Alphabet, Inc., Class A(b)	370,095
536	Amazon.com, Inc.(b)	402,306
3,382	American Express Co.	243,639
6,447	Coca-Cola Co. (The)	260,136
3,498	Colgate-Palmolive Co.	228,175
755	Core Laboratories NV	84,379
3,954	Deere & Co.	396,191
3,297	Expeditors International of Washington, Inc.	173,884
3,091	Facebook, Inc., Class A(b)	366,036
4,331	Microsoft Corp.	260,986
11,795	Oracle Corp.	474,041
3,681	Procter & Gamble Co. (The)	303,535

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of November 30, 2016

Loomis Sayles Global Growth Fund – (continued)

Shares	Description	Value (†)
	United States — continued
5,687	QUALCOMM, Inc.	$387,455
4,210	Schlumberger Ltd.	353,850
4,309	SEI Investments Co.	203,299
4,645	Shire PLC	270,519
4,688	Visa, Inc., Class A	362,476
13,241	Yum China Holdings, Inc.(b)	372,337
3,229	Yum! Brands, Inc.	204,686

		5,718,025

	Total Common Stocks (Identified Cost $9,870,150)	10,025,517

	Total Investments — 100.1% (Identified Cost $9,870,150)(a)	10,025,517
	Other assets less liabilities — (0.1)%	(13,410)

	Net Assets — 100.0%	$10,012,107

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At November 30, 2016, the net unrealized appreciation on investments based on a cost of $9,883,594 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$552,431
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(410,508)

	Net unrealized appreciation	$141,923

(b)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of November 30, 2016

Loomis Sayles Global Growth Fund – (continued)

Industry Summary at November 30, 2016

Internet Software & Services	20.0%
Pharmaceuticals	9.4
Hotels, Restaurants & Leisure	8.4
Software	7.3
IT Services	5.4
Food Products	5.4
Household Products	5.3
Energy Equipment & Services	4.4
Beverages	4.2
Internet & Direct Marketing Retail	4.0
Machinery	4.0
Semiconductors & Semiconductor Equipment	3.9
Textiles, Apparel & Luxury Goods	3.7
Professional Services	2.9
Biotechnology	2.7
Consumer Finance	2.4
Capital Markets	2.0
Other Investments, less than 2% each	4.7

Total Investments	100.1
Other assets less liabilities	(0.1)

Net Assets	100.0%

Currency Exposure Summary at November 30, 2016

United States Dollar	67.0%
Euro	9.8
Swiss Franc	7.7
British Pound	7.2
Danish Krone	3.8
Other, less than 2% each	4.6

Total Investments	100.1
Other assets less liabilities	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

|  24

Portfolio of Investments – as of November 30, 2016

Vaughan Nelson Select Fund

Shares	Description	Value (†)
Common Stocks — 90.4% of Net Assets
	Aerospace & Defense — 5.2%
39,225	General Dynamics Corp.	$6,878,104

	Auto Components — 2.8%
57,725	Delphi Automotive PLC	3,694,400

	Banks — 7.1%
106,925	Citigroup, Inc.	6,029,501
63,500	Wells Fargo & Co.	3,360,420

		9,389,921

	Capital Markets — 1.8%
23,025	Moody’s Corp.	2,314,013

	Diversified Financial Services — 2.4%
20,375	Berkshire Hathaway, Inc., Class B(b)	3,207,840

	Food & Staples Retailing — 5.6%
87,925	Walgreens Boots Alliance, Inc.	7,449,885

	Health Care Equipment & Supplies — 4.4%
79,900	Medtronic PLC	5,833,499

	Health Care Providers & Services — 10.9%
92,825	Amsurg Corp.(b)	6,323,239
18,900	HCA Holdings, Inc.(b)	1,339,821
43,125	UnitedHealth Group, Inc.	6,827,550

		14,490,610

	Industrial Conglomerates — 3.8%
44,675	Honeywell International, Inc.	5,090,269

	Insurance — 1.9%
50,800	Arthur J. Gallagher & Co.	2,557,780

	Internet & Direct Marketing Retail — 4.8%
4,260	Priceline Group, Inc. (The)(b)	6,405,677

	Internet Software & Services — 6.6%
1,400	Alphabet, Inc., Class A(b)	1,086,232
10,110	Alphabet, Inc., Class C(b)	7,663,784

		8,750,016

	IT Services — 3.4%
49,400	Broadridge Financial Solutions, Inc.	3,198,156
12,700	MasterCard, Inc., Class A	1,297,940

		4,496,096

	Life Sciences Tools & Services — 2.6%
24,700	Thermo Fisher Scientific, Inc.	3,460,717

	Media — 4.5%
21,868	Charter Communications, Inc., Class A(b)	6,020,479

	Oil, Gas & Consumable Fuels — 2.6%
131,775	Enterprise Products Partners LP	3,416,926

See accompanying notes to financial statements.

25  |

Portfolio of Investments – as of November 30, 2016

Vaughan Nelson Select Fund – (continued)

Shares	Description	Value (†)
	Semiconductors & Semiconductor Equipment — 6.2%
21,525	Broadcom Ltd.	$3,669,797
61,975	Texas Instruments, Inc.	4,581,812

		8,251,609

	Software — 4.4%
95,750	Microsoft Corp.	5,769,895

	Specialty Retail — 4.4%
238,800	Michaels Cos., Inc. (The)(b)	5,821,944

	Technology Hardware, Storage & Peripherals — 5.0%
59,325	Apple, Inc.	6,556,599

	Total Common Stocks (Identified Cost $105,232,945)	119,856,279

Principal Amount
Short-Term Investments — 10.6%
$14,033,310	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/30/2016 at 0.030% to be repurchased at $14,033,322 on 12/01/2016 collateralized by $14,555,000 U.S. Treasury Note, 2.000% due 2/15/2025 valued at $14,318,481 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $14,033,310)	14,033,310

	Total Investments — 101.0% (Identified Cost $119,266,255)(a)	133,889,589
	Other assets less liabilities — (1.0)%	(1,371,575)

	Net Assets — 100.0%	$132,518,014

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At November 30, 2016, the net unrealized appreciation on investments based on a cost of $119,372,454 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$15,682,099
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,164,964)

	Net unrealized appreciation	$14,517,135

(b)	Non-income producing security.

See accompanying notes to financial statements.

|  26

Portfolio of Investments – as of November 30, 2016

Vaughan Nelson Select Fund – (continued)

Industry Summary at November 30, 2016

Health Care Providers & Services	10.9%
Banks	7.1
Internet Software & Services	6.6
Semiconductors & Semiconductor Equipment	6.2
Food & Staples Retailing	5.6
Aerospace & Defense	5.2
Technology Hardware, Storage & Peripherals	5.0
Internet & Direct Marketing Retail	4.8
Media	4.5
Health Care Equipment & Supplies	4.4
Specialty Retail	4.4
Software	4.4
Industrial Conglomerates	3.8
IT Services	3.4
Auto Components	2.8
Life Sciences Tools & Services	2.6
Oil, Gas & Consumable Fuels	2.6
Diversified Financial Services	2.4
Other Investments, less than 2% each	3.7
Short-Term Investments	10.6

Total Investments	101.0
Other assets less liabilities	(1.0)

Net Assets	100.0%

See accompanying notes to financial statements.

27  |

Statements of Assets and Liabilities

November 30, 2016

	Loomis Sayles Dividend Income Fund	Loomis Sayles Global Growth Fund	Vaughan Nelson Select Fund
ASSETS
Investments at cost	$32,678,962	$9,870,150	$105,232,945
Repurchase agreement(s) at cost	378,891	—	14,033,310
Net unrealized appreciation	2,053,293	155,367	14,623,334

Investments at value	35,111,146	10,025,517	133,889,589
Receivable for Fund shares sold	66,344	—	128,172
Receivable for securities sold	—	55,835	—
Dividends and interest receivable	150,068	10,377	195,709
Tax reclaims receivable	2,473	3,427	8,537
Prepaid expenses (Note 7)	89	21	324

TOTAL ASSETS	35,330,120	10,095,177	134,222,331

LIABILITIES
Payable for securities purchased	—	—	1,296,348
Payable for Fund shares redeemed	128,466	9,478	230,407
Management fees payable (Note 6)	4,426	6,150	70,193
Deferred Trustees’ fees (Note 6)	41,084	6,579	39,411
Administrative fees payable (Note 6)	1,271	374	4,745
Payable to distributor (Note 6d)	129	2	591
Other accounts payable and accrued expenses	67,734	60,487	62,622

TOTAL LIABILITIES	243,110	83,070	1,704,317

NET ASSETS	$35,087,010	$10,012,107	$132,518,014

NET ASSETS CONSIST OF:
Paid-in capital	$33,201,644	$9,627,379	$117,465,401
Undistributed (Distributions in excess of) net investment income	(41,084)	38,448	246,555
Accumulated net realized gain (loss) on investments, options written, short sales and foreign currency transactions	(126,843)	191,193	182,724
Net unrealized appreciation on investments, options written and foreign currency translations	2,053,293	155,087	14,623,334

NET ASSETS	$35,087,010	$10,012,107	$132,518,014

See accompanying notes to financial statements.

|  28

Statements of Assets and Liabilities (continued)

November 30, 2016

	Loomis Sayles Dividend Income Fund	Loomis Sayles Global Growth Fund	Vaughan Nelson Select Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$14,236,351	$194,668	$20,501,841

Shares of beneficial interest	1,330,073	18,482	1,332,646

Net asset value and redemption price per share	$10.70	$10.53	$15.38

Offering price per share (100/94.25 of net asset value) (Note 1)	$11.35	$11.17	$16.32

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$5,505,462	$24,611	$7,692,624

Shares of beneficial interest	516,947	2,350	517,336

Net asset value and offering price per share	$10.65	$10.47	$14.87

Class Y shares:
Net assets	$15,345,197	$9,792,828	$104,323,549

Shares of beneficial interest	1,432,651	927,838	6,740,655

Net asset value, offering and redemption price per share	$10.71	$10.55	$15.48

See accompanying notes to financial statements.

29  |

Statements of Operations

For the Year Ended November 30, 2016

	Loomis Sayles Dividend Income Fund	Loomis Sayles Global Growth Fund(a)	Vaughan Nelson Select Fund
INVESTMENT INCOME
Interest	$123,746	$54	$11,516
Dividends	1,299,125	92,882	1,712,571
Less net foreign taxes withheld	(9,495)	(4,697)	—

	1,413,376	88,239	1,724,087

Expenses
Management fees (Note 6)	185,564	47,321	965,843
Service and distribution fees (Note 6)	79,498	331	122,492
Administrative fees (Note 6)	13,702	2,624	50,337
Trustees’ fees and expenses (Note 6)	20,174	12,948	21,965
Transfer agent fees and expenses (Note 6)	25,016	2,323	68,559
Audit and tax services fees	52,417	31,131	42,322
Custodian fees and expenses	8,542	23,221	5,439
Legal fees	480	88	1,826
Registration fees	58,111	22,929	68,308
Shareholder reporting expenses	14,568	778	30,558
Dividend expenses on securities sold short (Note 2)	—	—	3,473
Miscellaneous expenses (Note 7)	10,401	7,202	15,717

Total expenses	468,473	150,896	1,396,839
Less waiver and/or expense reimbursement (Note 6)	(109,507)	(88,415)	(34,582)

Net expenses	358,966	62,481	1,362,257

Net investment income	1,054,410	25,758	361,830

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN, SHORT SALES AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(311,419)	191,193	2,408,742
Options written	75,153	—	28,382
Short sales	—	—	(205,764)
Foreign currency transactions	(497)	(2,928)	—
Net change in unrealized appreciation (depreciation) on:
Investments	2,091,920	155,367	4,866,123
Options written	2,840	—	—
Foreign currency translations	75	(280)	—

Net realized and unrealized gain on investments, options written, short sales and foreign currency transactions	1,858,072	343,352	7,097,483

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,912,482	$369,110	$7,459,313

(a)	From commencement of operations on March 31, 2016 through November 30, 2016.

See accompanying notes to financial statements.

|  30

Statements of Changes in Net Assets

	Loomis Sayles Dividend Income Fund
	Year Ended November 30, 2016	Year Ended November 30, 2015
FROM OPERATIONS:
Net investment income	$1,054,410	$802,734
Net realized gain (loss) on investments, options written, short sales and foreign currency transactions	(236,763)	2,575,880
Net change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	2,094,835	(3,560,452)

Net increase (decrease) in net assets resulting from operations	2,912,482	(181,838)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(407,643)	(265,753)
Class C	(115,022)	(60,988)
Class Y	(467,159)	(476,800)
Net realized capital gains
Class A	(1,185,173)	(641,542)
Class C	(394,480)	(149,568)
Class Y	(1,110,516)	(1,904,100)

Total distributions	(3,679,993)	(3,498,751)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	10,194,133	(2,489,180)

Net increase (decrease) in net assets	9,426,622	(6,169,769)
NET ASSETS
Beginning of the year	25,660,388	31,830,157

End of the year	$35,087,010	$25,660,388

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$(41,084)	$87,741

See accompanying notes to financial statements.

31  |

Statements of Changes in Net Assets (continued)

Loomis Sayles Global Growth Fund	Vaughan Nelson Select Fund
Period Ended November 30, 2016(a)	Year Ended November 30, 2016	Year Ended November 30, 2015

$25,758	$361,830	$174,518
188,265	2,231,360	(15,601)
155,087	4,866,123	2,853,568

369,110	7,459,313	3,012,485

—	(1,415)	—
—	—	—
—	(164,168)	(32,110)

—	(323,130)	(332,805)
—	(128,464)	(93,986)
—	(1,592,857)	(1,659,885)

—	(2,210,034)	(2,118,786)

9,642,997	27,384,829	30,758,176

10,012,107	32,634,108	31,651,875

—	99,883,906	68,232,031

$10,012,107	$132,518,014	$99,883,906

$38,448	$246,555	$134,976

(a)	From commencement of operations on March 31, 2016 through November 30, 2016.

See accompanying notes to financial statements.

|  32

Financial Highlights

For a share outstanding throughout each period.

	Loomis Sayles Dividend Income Fund—Class A
	Year Ended November 30, 2016		Year Ended November 30, 2015	Year Ended November 30, 2014		Year Ended November 30, 2013	Period Ended November 30, 2012*
Net asset value, beginning of the period	$11.35		$13.02	$12.87		$10.43	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.35		0.34	0.51	(b)	0.32	0.25	(c)
Net realized and unrealized gain (loss)	0.53		(0.58)	0.91		2.47	0.34

Total from Investment Operations	0.88		(0.24)	1.42		2.79	0.59

LESS DISTRIBUTIONS FROM:
Net investment income	(0.34)		(0.33)	(0.50)		(0.33)	(0.16)
Net realized capital gains	(1.19)		(1.10)	(0.77)		(0.02)	—

Total Distributions	(1.53)		(1.43)	(1.27)		(0.35)	(0.16)

Net asset value, end of the period	$10.70		$11.35	$13.02		$12.87	$10.43

Total return(d)(e)	9.26%		(1.89)%	11.95	%(b)	27.35%	6.01	%(c)(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$14,236		$11,329	$7,569		$5,978	$2,691
Net expenses(g)	1.16	%(h)	1.20%	1.20%		1.20%	1.20	%(i)
Gross expenses	1.51%		1.60%	1.67%		1.55%	1.74	%(i)
Net investment income	3.46%		2.96%	4.03	%(b)	2.70%	3.67	%(c)(i)
Portfolio turnover rate	35%		51%	65%		45%	14%

*	From commencement of operations on March 30, 2012 through November 30, 2012.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.33, total return would have been 10.53% and the ratio of net investment income to average net assets would have been 2.63%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.23, total return would have been 5.71% and the ratio of net investment income to average net assets would have been 3.31%.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Periods less than one year are not annualized.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Effective July 1, 2016, the expense limit decreased from 1.20% to 1.10%.
(i)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

33  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Dividend Income Fund—Class C
	Year Ended November 30, 2016		Year Ended November 30, 2015	Year Ended November 30, 2014		Year Ended November 30, 2013	Period Ended November 30, 2012*
Net asset value, beginning of the period	$11.30		$12.98	$12.81		$10.42	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.27		0.26	0.44	(b)	0.25	0.20	(c)
Net realized and unrealized gain (loss)	0.53		(0.58)	0.89		2.45	0.34

Total from Investment Operations	0.80		(0.32)	1.33		2.70	0.54

LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)		(0.26)	(0.39)		(0.29)	(0.12)
Net realized capital gains	(1.19)		(1.10)	(0.77)		(0.02)	—

Total Distributions	(1.45)		(1.36)	(1.16)		(0.31)	(0.12)

Net asset value, end of the period	$10.65		$11.30	$12.98		$12.81	$10.42

Total return(d)(e)	8.48%		(2.64)%	11.14	%(b)	26.40%	5.44	%(c)(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$5,505		$3,744	$1,716		$5,260	$61
Net expenses(g)	1.90	%(h)	1.95%	1.95%		1.95%	1.95	%(i)
Gross expenses	2.26%		2.35%	2.42%		2.21%	2.53	%(i)
Net investment income	2.68%		2.21%	3.54	%(b)	2.03%	3.01	%(c)(i)
Portfolio turnover rate	35%		51%	65%		45%	14%

*	From commencement of operations on March 30, 2012 through November 30, 2012.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.21, total return would have been 9.71% and the ratio of net investment income to average net assets would have been 1.70%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.17, total return would have been 5.14% and the ratio of net investment income to average net assets would have been 2.53%.
(d)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Periods less than one year are not annualized.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Effective July 1, 2016, the expense limit decreased from 1.95% to 1.85%.
(i)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  34

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Dividend Income Fund—Class Y
	Year Ended November 30, 2016		Year Ended November 30, 2015	Year Ended November 30, 2014		Year Ended November 30, 2013	Period Ended November 30, 2012*
Net asset value, beginning of the period	$11.36		$13.03	$12.88		$10.44	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.37		0.35	0.56	(b)	0.35	0.26	(c)
Net realized and unrealized gain (loss)	0.53		(0.56)	0.90		2.47	0.35

Total from Investment Operations	0.90		(0.21)	1.46		2.82	0.61

LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)		(0.36)	(0.54)		(0.36)	(0.17)
Net realized capital gains	(1.19)		(1.10)	(0.77)		(0.02)	—

Total Distributions	(1.55)		(1.46)	(1.31)		(0.38)	(0.17)

Net asset value, end of the period	$10.71		$11.36	$13.03		$12.88	$10.44

Total return(d)	9.53%		(1.64)%	12.22	%(b)	27.63%	6.19	%(c)(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$15,345		$10,588	$22,545		$13,917	$16,945
Net expenses(f)	0.90	%(g)	0.95%	0.95%		0.95%	0.95	%(h)
Gross expenses	1.26%		1.32%	1.41%		1.34%	1.53	%(h)
Net investment income	3.62%		2.97%	4.46	%(b)	2.97%	3.88	%(c)(h)
Portfolio turnover rate	35%		51%	65%		45%	14%

*	From commencement of operations on March 30, 2012 through November 30, 2012.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.37, total return would have been 10.80% and the ratio of net investment income to average net assets would have been 2.91%.
(c)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.23, total return would have been 5.89%, and the ratio of net investment income to average net assets would have been 3.45%.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2016, the expense limit decreased from 0.95% to 0.85%.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

35  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Global Growth Fund—Class A
	Period Ended November 30, 2016*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.00	(b)
Net realized and unrealized gain (loss)	0.53

Total from Investment Operations	0.53

LESS DISTRIBUTIONS FROM:
Net investment income	—
Net realized capital gains	—

Total Distributions	—

Net asset value, end of the period	$10.53

Total return(c)	5.30	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$195
Net expenses	1.30	%(e)(f)
Gross expenses	2.74	%(f)
Net investment income	0.00	%(f)(g)
Portfolio turnover rate	12%

*	From commencement of operations on March 31, 2016 through November 30, 2016.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Amount rounds to less than 0.01%.

See accompanying notes to financial statements.

|  36

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Global Growth Fund—Class C
	Period Ended November 30, 2016*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.08)
Net realized and unrealized gain (loss)	0.55

Total from Investment Operations	0.47

LESS DISTRIBUTIONS FROM:
Net investment income	—
Net realized capital gains	—

Total Distributions	—

Net asset value, end of the period	$10.47

Total return(b)	4.70	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$25
Net expenses	2.05	%(d)(e)
Gross expenses	3.18	%(e)
Net investment loss	(1.09	)%(e)
Portfolio turnover rate	12%

*	From commencement of operations on March 31, 2016 through November 30, 2016.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

37  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Loomis Sayles Global Growth Fund—Class Y
	Period Ended November 30, 2016*
Net asset value, beginning of the period	$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.03
Net realized and unrealized gain (loss)	0.52

Total from Investment Operations	0.55

LESS DISTRIBUTIONS FROM:
Net investment income	—
Net realized capital gains	—

Total Distributions	—

Net asset value, end of the period	$10.55

Total return	5.50	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$9,793
Net expenses	1.05	%(c)(d)
Gross expenses	2.55	%(d)
Net investment income	0.45	%(d)
Portfolio turnover rate	12%

*	From commencement of operations on March 31, 2016 through November 30, 2016.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower. Periods less than one year are not annualized.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  38

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Select Fund—Class A
	Year Ended November 30, 2016		Year Ended November 30, 2015	Year Ended November 30, 2014		Year Ended November 30, 2013		Period Ended November 30, 2012*
Net asset value, beginning of the period	$14.82		$14.78	$14.22		$10.50		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.03		0.01	(0.01)		0.01	(b)	(0.00	)(c)
Net realized and unrealized gain (loss)	0.83		0.47	2.01		3.94		0.50

Total from Investment Operations	0.86		0.48	2.00		3.95		0.50

LESS DISTRIBUTIONS FROM:
Net investment income	(0.00	)(c)	—	(0.01)		—		—
Net realized capital gains	(0.30)		(0.44)	(1.43)		(0.23)		—

Total Distributions	(0.30)		(0.44)	(1.44)		(0.23)		—

Net asset value, end of the period	$15.38		$14.82	$14.78		$14.22		$10.50

Total return(d)	5.91	%(e)	3.31%	15.31	%(e)	38.44	%(b)(e)	5.00	%(e)(f)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$20,502		$15,794	$11,182		$9,468		$777
Net expenses	1.34	%(g)(h)	1.40%	1.40	%(g)	1.40	%(g)	1.40	%(g)(i)
Gross expenses	1.37%		1.40%	1.62%		1.96%		3.36	%(i)
Net investment income (loss)	0.18%		0.05%	(0.08)%		0.05	%(b)	(0.11	)%(i)
Portfolio turnover rate	64%		35%	64%		112%		72%

*	From commencement of operations on June 29, 2012 through November 30, 2012.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.01), total return would have been 38.24%, and the ratio of net investment loss to average net assets would have been (0.07)%.
(c)	Amount rounds to less than $0.01 per share.
(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	Periods less than one year are not annualized.
(g)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	Effective July 1, 2016, the expense limit decreased from 1.40% to 1.30%.
(i)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

39  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Select Fund—Class C
	Year Ended November 30, 2016		Year Ended November 30, 2015	Year Ended November 30, 2014		Year Ended November 30, 2013		Period Ended November 30, 2012*
Net asset value, beginning of the period	$14.44		$14.52	$14.07		$10.47		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.08)		(0.10)	(0.11)		(0.08	)(b)	(0.03)
Net realized and unrealized gain (loss)	0.81		0.46	1.99		3.91		0.50

Total from Investment Operations	0.73		0.36	1.88		3.83		0.47

LESS DISTRIBUTIONS FROM:
Net investment income	—		—	—		—		—
Net realized capital gains	(0.30)		(0.44)	(1.43)		(0.23)		—

Total Distributions	(0.30)		(0.44)	(1.43)		(0.23)		—

Net asset value, end of the period	$14.87		$14.44	$14.52		$14.07		$10.47

Total return(c)	5.14	%(d)	2.52%	14.54	%(d)	37.38	%(b)(d)	4.70	%(d)(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$7,693		$5,607	$2,955		$1,118		$159
Net expenses	2.09	%(f)(g)	2.15%	2.15	%(f)	2.15	%(f)	2.15	%(f)(h)
Gross expenses	2.12%		2.15%	2.35%		2.76%		4.48	%(h)
Net investment loss	(0.58)%		(0.69)%	(0.84)%		(0.62	)%(b)	(0.78	)%(h)
Portfolio turnover rate	64%		35%	64%		112%		72%

*	From commencement of operations on June 29, 2012 through November 30, 2012.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.09), total return would have been 37.28%, and the ratio of net investment loss to average net assets would have been (0.75)%.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2016, the expense limit decreased from 2.15% to 2.05%.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  40

Financial Highlights (continued)

For a share outstanding throughout each period.

	Vaughan Nelson Select Fund—Class Y
	Year Ended November 30, 2016		Year Ended November 30, 2015	Year Ended November 30, 2014		Year Ended November 30, 2013		Period Ended November 30, 2012*
Net asset value, beginning of the period	$14.90		$14.83	$14.24		$10.51		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.06		0.05	0.02		0.04	(b)	(0.00	)(c)
Net realized and unrealized gain (loss)	0.85		0.47	2.03		3.94		0.51

Total from Investment Operations	0.91		0.52	2.05		3.98		0.51

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)		(0.01)	(0.03)		(0.02)		—
Net realized capital gains	(0.30)		(0.44)	(1.43)		(0.23)		—

Total Distributions	(0.33)		(0.45)	(1.46)		(0.25)		—

Net asset value, end of the period	$15.48		$14.90	$14.83		$14.24		$10.51

Total return	6.22	%(d)	3.56%	15.66	%(d)	38.80	%(b)(d)	5.10	%(d)(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$104,324		$78,483	$54,095		$14,211		$6,759
Net expenses	1.09	%(f)(g)	1.15%	1.15	%(f)	1.15	%(f)	1.15	%(f)(h)
Gross expenses	1.12%		1.15%	1.33%		1.80%		3.46	%(h)
Net investment income (loss)	0.43%		0.31%	0.16%		0.33	%(b)	(0.10	)%(h)
Portfolio turnover rate	64%		35%	64%		112%		72%

*	From commencement of operations on June 29, 2012 through November 30, 2012.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.02, total return would have been 38.61%, and the ratio of net investment income to average net assets would have been 0.15%.
(c)	Amount rounds to less than $0.01 per share.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Effective July 1, 2016, the expense limit decreased from 1.15% to 1.05%.
(h)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

41  |

Notes to Financial Statements

November 30, 2016

1.  Organization.  Natixis Funds Trust II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Dividend Income Fund (the “Dividend Income Fund”)

Loomis Sayles Global Growth Fund (the “Global Growth Fund”)

Vaughan Nelson Select Fund (the “Select Fund”)

The Global Growth Fund commenced operations on March 31, 2016 via contribution to the Fund by Natixis Global Asset Management, L.P. (“Natixis US”) and affiliates of $5,002,000.

Each Fund is a diversified investment company, except for Select Fund, which is a non-diversified investment company.

Each Fund offers Class A, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust and Natixis ETF Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Fund’s financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in

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Notes to Financial Statements (continued)

November 30, 2016

accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and subadviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or subadviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Senior loans are valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security. Domestic exchange-traded single name equity option contracts (including options on exchange-traded funds) are valued at the mean of the National Best Bid and Offer quotations.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser or

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Notes to Financial Statements (continued)

November 30, 2016

subadviser pursuant to procedures approved by the Board of Trustees. The Funds may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s Net Asset Value (“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities.

As of November 30, 2016, securities of the Funds were fair valued as follows:

Fund	Equity Securities[1]	Percentage of Net Assets	Securities classified as fair valued	Percentage of Net Assets
Dividend Income Fund	$—	—	$46,875	0.1%
Global Growth Fund	3,319,083	33.2%	—	—

[1]

Certain foreign equity securities were fair valued pursuant to procedures approved by the Board of Trustees as events occurring after the close of the foreign market were believed to materially affect the value of those securities.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

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Notes to Financial Statements (continued)

November 30, 2016

c.  Short Sales.  A short sale is a transaction in which a Fund sells a security it does not own, usually in anticipation of a decline in the fair market value of the security. To sell a security short, a Fund typically borrows that security from a prime broker and delivers it to the short sale counterparty. Short sale proceeds are held by the prime broker until the short position is closed out and would be reflected as due from broker in the Statements of Assets and Liabilities. When closing out a short position, a Fund will have to purchase the security it originally sold short. The value of short sales is reflected as a liability in the Statements of Assets and Liabilities and is marked-to-market daily. A Fund will realize a profit from closing out a short position if the price of the security sold short has declined since the short position was opened; a Fund will realize a loss from closing out a short position if the value of the shorted security has risen since the short position was opened. Because there is no upper limit on the price to which a security can rise, short selling exposes a Fund to potentially unlimited losses. Ordinarily, a Fund will pay interest to borrow securities and will have to repay the lender any dividends that accrue on the security while the loan is outstanding. The Funds intend to cover their short sale transactions by segregating or earmarking liquid assets, such that the segregated/earmarked amount, combined with assets pledged to the prime broker as collateral, equals the current market value of the securities underlying the short sale.

d.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce or eliminate the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations

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Notes to Financial Statements (continued)

November 30, 2016

reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

For the year ended November 30, 2016, the amount of income available to be distributed has been reduced by the following amounts as a result of losses arising from changes in exchange rates:

Dividend Income Fund	$54,202
Global Growth Fund	2,929

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

e.  Option Contracts.  Certain Funds may enter into option contracts. When a Fund purchases an option, it pays a premium and the option is subsequently marked-to-market to reflect current value. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised are added to the cost or deducted from the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing sale transaction, the difference between the premium paid and the proceeds of the closing sale transaction is treated as a realized gain or loss. The risk associated with purchasing options is limited to the premium paid.

When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value. Net premiums received for written options which expire are treated as realized gains. Net premiums received for written options which are exercised are deducted from the cost or added to the proceeds on the underlying instrument to determine the realized gain or loss. If the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid on effecting a closing purchase transaction, including commissions, is treated as a realized gain or, if the net premium received is less than the amount paid, as a realized loss. The Fund, as writer of a written option, bears the risk of an unfavorable change in the market value of the instrument underlying the written option.

Exchange-traded options contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced.

f.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the

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Notes to Financial Statements (continued)

November 30, 2016

Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of November 30, 2016 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

g.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, deferred Trustees’ fees, non-deductible expenses, short sales, partnerships, paydown gains and losses, return of capital and capital gain distributions received, distribution re-designations, contingent payment debt instruments, convertible bonds and premium amortization. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences

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Notes to Financial Statements (continued)

November 30, 2016

between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, dividends payable, partnerships and return of capital distributions received. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended November 30, 2016 and 2015 were as follows:

	2016 Distributions Paid From:			2015 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Dividend Income Fund	$1,054,752	$2,625,241	$3,679,993	$1,415,966	$2,082,785	$3,498,751
Global Growth Fund	—	—	—	—	—	—
Select Fund	165,583	2,044,451	2,210,034	705,982	1,412,804	2,118,786

Differences between these amounts and those reported in the Statements of Changes in Net Assets are primarily attributable to different book and tax treatment for short-term capital gains.

As of November 30, 2016, the components of distributable earnings on a tax basis were as follows:

	Dividend Income Fund	Global Growth Fund	Select Fund
Undistributed ordinary income	$9,979	$249,665	$285,966
Undistributed long-term capital gains	36,273	—	2,035,647

Total undistributed earnings	46,252	249,665	2,321,613

Post-October capital loss deferrals*	—	—	(1,746,724)

Unrealized appreciation	1,880,198	141,643	14,517,135

Total accumulated earnings	$1,926,450	$391,308	$15,092,024

*	Under current tax law, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Select Fund is deferring capital losses that occurred after October 31, 2016.

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Notes to Financial Statements (continued)

November 30, 2016

As of November 30, 2016, unrealized appreciation (depreciation) on a tax basis was as follows:

	Dividend Income Fund	Global Growth Fund	Select Fund
Unrealized appreciation (depreciation)
Investments	$1,880,198	$141,923	$14,517,135
Foreign currency translations	—	(280)	—

Total unrealized appreciation (depreciation)	$1,880,198	$141,643	$14,517,135

h.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of November 30, 2016, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

i.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

j.  New Accounting Pronouncement.  In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosures in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments, including investments in and advances to affiliates, and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the amendments and the impact, if any, on the Fund’s financial statements.

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Notes to Financial Statements (continued)

November 30, 2016

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2016, at value:

Dividend Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$32,804,543	$—	$—	$32,804,543
Preferred Stocks
Integrated Energy	484,380	—	—	484,380
Pharmaceuticals	532,014	388,681	—	920,695

Total Preferred Stocks	1,016,394	388,681	—	1,405,075

Bonds and Notes(a)	—	522,637	—	522,637
Short-Term Investments	—	378,891	—	378,891

Total	$33,820,937	$1,290,209	$—	$35,111,146

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended November 30, 2016, there were no transfers among Levels 1, 2 and 3.

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Notes to Financial Statements (continued)

November 30, 2016

Global Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$—	$185,759	$—	$185,759
Denmark	—	376,038	—	376,038
France	—	593,956	—	593,956
Germany	—	231,166	—	231,166
Ireland	—	285,903	—	285,903
Italy	—	137,257	—	137,257
Sweden	—	141,156	—	141,156
Switzerland	—	774,488	—	774,488
United Kingdom	—	322,841	—	322,841
United States	5,447,506	270,519	—	5,718,025
All Other Common Stocks(a)	1,258,928	—	—	1,258,928

Total	$6,706,434	$3,319,083	$—	$10,025,517

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the period ended November 30, 2016, there were no transfers among Levels 1, 2 and 3.

Select Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$119,856,279	$—	$—	$119,856,279
Short-Term Investments	—	14,033,310	—	14,033,310

Total	$119,856,279	$14,033,310	$—	$133,889,589

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

For the year ended November 30, 2016, there were no transfers among Levels 1, 2 and 3.

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Notes to Financial Statements (continued)

November 30, 2016

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of November 30, 2015 and/or November 30, 2016:

Dividend Income Fund

Asset Valuation Inputs

Investments in Securities	Balance as of November 30, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Bonds and Notes
Chemicals	$48,840	$862	$(66,223)	$90,021	$—

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of November 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at November 30, 2016
Bonds and Notes
Chemicals	$(73,500)	$—	$—	$—	$—

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Dividend Income Fund and Select Fund used during the period include option contracts.

Dividend Income Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below average performance in individual securities or in the equity market as a whole. The Fund may use purchased put options and written call options to hedge against a decline in value of an equity security that it owns and may use written put options to offset the cost of options used for hedging purposes. The Fund may also use purchased call options, written call options and written put options for investment purposes. During the year ended November 30, 2016, the Fund engaged in purchased put and written call option transactions for hedging purposes and written put option transactions for investment purposes.

Select Fund is subject to the risk of unpredictable declines in the value of individual equity securities and periods of below average performance in individual securities or in the equity market as a whole. The Fund may use written call options to hedge against

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Notes to Financial Statements (continued)

November 30, 2016

a decline in value of an equity security that it owns and may use written put options to offset the cost of options used for hedging purposes. The Fund may also use written call options and written put options for investment purposes. During the year ended November 30, 2016, the Fund engaged in written call option transactions for investment purposes.

Transactions in derivative instruments for Dividend Income Fund during the year ended November 30, 2016, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Investments[1]	Options written
Equity contracts	$(3,527)	$75,153

Net Change in Unrealized Appreciation (Depreciation) on:	Investments[1]	Options written
Equity contracts	$—	$2,840

1	Represents realized loss and change in unrealized appreciation (depreciation) for purchased options during the period.

Transactions in derivative instruments for Select Fund during the year ended November 30, 2016, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Options written
Equity contracts	$28,382

Net Change in Unrealized Appreciation (Depreciation) on:	Options written
Equity contracts	$—

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of option contract activity, as a percentage of net assets, for Dividend Income Fund, based on month-end market values of underlying securities, at absolute value, was as follows for the year ended November 30, 2016:

Dividend Income Fund**	Put Options Purchased	Call Options Written	Put Options Written
Average Market Value of Underlying Securities	0.04%	1.80%	1.17%
Highest Market Value of Underlying Securities	0.45%	3.05%	2.79%
Lowest Market Value of Underlying Securities	0.00%	0.00%	0.00%
Market Value of Underlying Securities as of November 30, 2016	0.00%	0.00%	0.00%

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Notes to Financial Statements (continued)

November 30, 2016

The volume of option contract activity, as a percentage of net assets, for Select Fund, based on month-end market values of underlying securities, at absolute value, was as follows for the year ended November 30, 2016:

Select Fund**	Call Options Written
Average Market Value of Underlying Securities	0.20%
Highest Market Value of Underlying Securities	2.93%
Lowest Market Value of Underlying Securities	0.00%
Market Value of Underlying Securities as of November 30, 2016	0.00%

**	Market value of underlying instruments is determined as follows: for securities by multiplying option shares by the price of the option’s underlying security, as determined by the Fund’s Pricing Policies and Procedures.

The following is a summary of Dividend Income Fund’s written option activity:

Dividend Income Fund	Number of Contracts	Premiums
Outstanding at November 30, 2015	55	$4,468
Options written	1,354	123,095
Options terminated in closing purchase transactions	(575)	(53,310)
Options exercised	(224)	(19,712)
Options expired	(610)	(54,541)

Outstanding at November 30, 2016	—	$—

The following is a summary of Select Fund’s written option activity:

Select Fund	Number of Contracts	Premiums
Outstanding at November 30, 2015	—	$—
Options written	305	33,096
Options terminated in closing purchase transactions	(105)	(9,490)
Options expired	(200)	(23,606)

Outstanding at November 30, 2016	—	$—

5.  Purchases and Sales of Securities.  For the year ended November 30, 2016, purchases and sales of securities (excluding short-term investments, option contracts and U.S. Government/Agency securities and including paydowns) were as follows:

Fund	Purchases	Sales
Dividend Income Fund	$19,414,554	$10,790,993
Global Growth Fund	10,699,344	1,020,349
Select Fund	86,615,225	69,366,105

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Notes to Financial Statements (continued)

November 30, 2016

For the year ended November 30, 2016, short sales and purchases to cover by Funds were as follows:

Fund	Purchases	Sales
Select Fund	$4,736,522	$4,530,758

6. Management Fees and Other Transactions with Affiliates.

a.  Management Fees.   Loomis Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Funds, except Select Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on average daily net assets:

Fund	Percentage of Average Daily Net Assets
Dividend Income Fund	0.60%
Global Growth Fund	0.80%

NGAM Advisors, L.P. (“NGAM Advisors”), serves as investment adviser to the Select Fund. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.85%, calculated daily and payable monthly, based on the Fund’s average daily net assets.

NGAM Advisors has entered into a subadvisory agreement with Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”). Under the terms of the subadvisory agreement, the Fund pays a subadvisory fee at the annual rate of 0.53%, calculated daily and payable monthly, based on the Fund’s average daily net assets. Payments to NGAM Advisors are reduced by the amount of payments to Vaughan Nelson.

Loomis Sayles and NGAM Advisors have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, dividend expenses on securities sold short, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until March 31, 2018, except for Global Growth Fund, which is in effect until March 31, 2017, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

55  |

Notes to Financial Statements (continued)

November 30, 2016

For the year ended November 30, 2016, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class Y
Dividend Income Fund	1.10%	1.85%	0.85%
Global Growth Fund	1.30%	2.05%	1.05%
Select Fund	1.30%	2.05%	1.05%

Prior to July 1, 2016, the expense limits as a percentage of average daily net assets under the expense limitation agreements for Dividend Income Fund and Select Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
	Class A	Class C	Class Y
Dividend Income Fund	1.20%	1.95%	0.95%
Select Fund	1.40%	2.15%	1.15%

Loomis Sayles and NGAM Advisors shall be permitted to recover expenses they have borne under the expense limitation agreements (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended November 30, 2016, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Dividend Income Fund	$185,564	$109,507	$76,057	0.60%	0.25%
Global Growth Fund	47,321	47,321	—	0.80%	—
Select Fund	965,843	34,582	931,261	0.85%	0.82%

[1]	Contractual management fee waivers are subject to possible recovery until November 30, 2017.

In addition, the investment adviser reimbursed non-class specific expenses of Global Growth Fund in the amount of $41,094 for the year ended November 30, 2016.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis US.

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Notes to Financial Statements (continued)

November 30, 2016

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays NGAM Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class C shares.

For the year ended November 30, 2016, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Dividend Income Fund	$32,035	$11,866	$35,597
Global Growth Fund	249	21	61
Select Fund	47,306	18,796	56,390

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Funds and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, each Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

57  |

Notes to Financial Statements (continued)

November 30, 2016

For the year ended November 30, 2016, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Dividend Income Fund	$13,702
Global Growth Fund	2,624
Select Fund	50,337

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers.

For the year ended November 30, 2016, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Dividend Income Fund	$15,900
Global Growth Fund	119
Select Fund	56,892

As of November 30, 2016, the Funds owe NGAM Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Dividend Income Fund	$129
Global Growth Fund	2
Select Fund	591

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Notes to Financial Statements (continued)

November 30, 2016

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended November 30, 2016 were as follows:

Fund	Commissions
Dividend Income Fund	$4,689
Select Fund	12,782

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2016, the Chairperson of the Board received a retainer fee at the annual rate of $300,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $130,000. The chairperson of the Governance Committee received an additional retainer fee at the annual rate of $5,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as

59  |

Notes to Financial Statements (continued)

November 30, 2016

designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

g.  Affiliated Ownership.  As of November 30, 2016, Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) and Natixis US and affiliates held shares of the Funds representing the following percentages of the Fund’s net assets:

Fund	Retirement Plan	Natixis US	Total Affiliated Ownership
Dividend Income Fund	4.86%	—	4.86%
Global Growth Fund	—	52.69%	52.69%

Investment activities of affiliated shareholders could have material impacts on the Funds.

h.  Payment by Affiliates.  During the year ended November 30, 2016, Loomis Sayles reimbursed Dividend Income Fund $740 in connection with a trading error.

7.  Line of Credit.  Effective April 14, 2016, the Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, entered into a 364-day, $400,000,000 syndicated, committed, unsecured line of credit with Citibank, N.A. to be used for temporary or emergency purposes only. Any one Fund may borrow up to the full $400,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $400,000,000 limit at any time) subject to each Fund’s investment restrictions. Interest is charged to the Funds at a rate equal to the greater of the eurodollar or the federal funds rate plus 1.00%. In addition, a commitment fee of 0.10% per annum, payable on the last business day of each month, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid an arrangement fee, an upfront fee, and other fees in connection with the new line of credit agreement, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

Prior to April 14, 2016 each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts, participated in a $150,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund was able to borrow up to the full $150,000,000 under the line of credit (as long as all borrowings by all Funds in the aggregate do not exceed the $150,000,000 limit at any time). Interest was charged to each participating Fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In

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Notes to Financial Statements (continued)

November 30, 2016

addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended November 30, 2016, none of the Funds had borrowings under these agreements.

8.  Brokerage Commission Recapture.  Certain Funds have entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Funds under such agreements and are included in realized gains on investments on the Statements of Operations. For the year ended November 30, 2016, amounts rebated under these agreements were as follows:

Fund	Rebates
Dividend Income Fund	$746
Global Growth Fund	38

9.  Concentration of Risk.  Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

The Select Fund is non-diversified, which means that it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of November 30, 2016, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Fund’s total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 6g)	Total Percentage of Ownership
Dividend Income Fund	2	36.94%	—	36.94%
Global Growth Fund	1	14.79%	52.69%	67.48%

61  |

Notes to Financial Statements (continued)

November 30, 2016

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended November 30, 2016		Year Ended November 30, 2015
Dividend Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	475,395	$4,758,020	512,006	$5,938,857
Issued in connection with the reinvestment of distributions	158,404	1,559,174	76,595	888,237
Redeemed	(301,504)	(3,051,100)	(172,200)	(1,965,394)

Net change	332,295	$3,266,094	416,401	$4,861,700

Class C
Issued from the sale of shares	264,338	$2,671,001	243,281	$2,850,657
Issued in connection with the reinvestment of distributions	43,940	431,029	17,190	199,012
Redeemed	(122,480)	(1,238,735)	(61,574)	(693,371)

Net change	185,798	$1,863,295	198,897	$2,356,298

Class Y
Issued from the sale of shares	948,650	$9,537,161	147,899	$1,736,431
Issued in connection with the reinvestment of distributions	156,717	1,546,441	200,725	2,344,722
Redeemed	(604,665)	(6,018,858)	(1,147,070)	(13,788,331)

Net change	500,702	$5,064,744	(798,446)	$(9,707,178)

Increase (decrease) from capital share transactions	1,018,795	$10,194,133	(183,148)	$(2,489,180)

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Notes to Financial Statements (continued)

November 30, 2016

11.  Capital Shares (continued).

	Period Ended November 30, 2016*
Global Growth Fund	Shares	Amount
Class A
Issued from the sale of shares	24,823	$256,235
Redeemed	(6,341)	(68,887)

Net change	18,482	$187,348

Class C
Issued from the sale of shares	7,327	$79,960
Redeemed	(4,977)	(51,110)

Net change	2,350	$28,850

Class Y
Issued from the sale of shares	964,508	$9,810,284
Redeemed	(36,670)	(383,485)

Net change	927,838	$9,426,799

Increase (decrease) from capital share transactions	948,670	$9,642,997

*	From commencement of operations on March 31, 2016 through November 30, 2016.

	Year Ended November 30, 2016		Year Ended November 30, 2015
Select Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	644,994	$9,217,244	494,417	$7,263,911
Issued in connection with the reinvestment of distributions	20,111	292,611	21,192	307,501
Redeemed	(398,309)	(5,835,075)	(206,222)	(3,001,098)

Net change	266,796	$3,674,780	309,387	$4,570,314

Class C
Issued from the sale of shares	255,593	$3,514,427	214,321	$3,070,814
Issued in connection with the reinvestment of distributions	8,415	119,241	6,567	93,508
Redeemed	(135,064)	(1,903,161)	(36,042)	(521,715)

Net change	128,944	$1,730,507	184,846	$2,642,607

Class Y
Issued from the sale of shares	3,760,483	$54,524,967	3,122,510	$45,979,526
Issued in connection with the reinvestment of distributions	115,600	1,688,911	115,142	1,676,475
Redeemed	(2,403,148)	(34,234,336)	(1,616,997)	(24,110,746)

Net change	1,472,935	$21,979,542	1,620,655	$23,545,255

Increase (decrease) from capital share transactions	1,868,675	$27,384,829	2,114,888	$30,758,176

63  |

Report of Independent Registered Public Accounting Firm

To the Trustees of Natixis Funds Trust II and Shareholders of Loomis Sayles Dividend Income Fund, Loomis Sayles Global Growth Fund and Vaughan Nelson Select Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Dividend Income Fund, Loomis Sayles Global Growth Fund and Vaughan Nelson Select Fund, each a series of Natixis Funds Trust II (collectively, the “Funds”) as of November 30, 2016, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2016 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 23, 2017

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2016 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended November 30, 2016, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Dividend Income	85.83%
Select	100.00%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended November 30, 2016, unless subsequently determined to be different.

Fund	Amount
Dividend Income	$2,625,241
Select	2,044,451

Qualified Dividend Income.  For the fiscal year ended November 30, 2016, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2016, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Dividend Income
Select

65  |

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust II (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Funds’ Statements of Additional Information include additional information about the trustees of the Trust and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	Retired	42 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Director, Burlington Stores, Inc. (retail)	Experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	42 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

67  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Trustee since 1993 Audit Committee Member and Governance Committee Member	President, Strategic Advisory Services (management consulting)	42 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	42 None	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

69  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	42 None	Experience on the Board; continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s)	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Associate General Counsel, NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

71  |

ANNUAL REPORT

November 30, 2016

Loomis Sayles Senior Floating Rate and Fixed Income Fund

Portfolio Review page 1

Portfolio of Investments page 6

Financial Statements page  17

Notes to Financial Statements page 23

LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND

Managers:	Symbols:
Kevin J. Perry	Class A LSFAX
John R. Bell	Class C LSFCX
Loomis, Sayles & Company, L.P.	Class Y LSFYX

Investment Goal

The Fund seeks to provide a high level of current income.

Market Conditions

From December 2015 until the end of February 2016, the bank loan market faced strong investor risk aversion, which created some market volatility and value that proved beneficial later in the period. In general, riskier assets rebounded strongly in March, but bank loans were slower to recover than high yield bonds.

For much of the reporting period, technical conditions influenced the bank loan market more than fundamentals. For example, collateralized loan obligation (CLO) formation got off to a slow start in 2016 due to concerns about risk retention regulations set to take effect in December 2016. CLOs began to recover in April, but retail outflows in the bank loan asset class persisted through the second calendar quarter of 2016. Concerns related to the Brexit referendum in the UK left investors worried at the end of June. However, that volatility was short-lived and not enough to undo the price recovery experienced earlier in the year.

Riskier assets remained in favor during the second half of 2016, and bank loan prices increased, with a majority of the market priced at above or near par value. The pattern of bank loan returns was typical for a “risk-on” environment, with lower-rated loans outperforming higher-rated loans. Furthermore, demand for bank loans increased during the second half of the reporting period, and year-to-date CLO issuance through November was a robust $63 billion, higher than many forecasts for 2016 issuance. Retail inflows were positive since July, and foreign institutional demand was also strong. Overall, new issuance was generally muted during the reporting period, but refinancing activity was strong. As of November 30, 2016, the bank loan index totaled $872.4 billion.

Performance Results

For the 12-month period ended November 30, 2016, Class A shares of Loomis Sayles Senior Floating Rate and Fixed Income Fund returned 8.31% at net asset value. The Fund outperformed its benchmark, the S&P/LSTA Leveraged Loan Index, which returned 7.76%.

Explanation of Fund Performance

We continued to focus on credit selection and generating a high level of current income rather than defensive tactics. We maintained this focus due to the generally positive investor sentiment prevalent during the reporting period, our fundamentally positive intermediate view of the U.S. loan market and the Fund’s limited European exposure. We made no significant shifts to our macroeconomic view during the reporting period.

1  |

We targeted a yield advantage for the Fund relative to the benchmark in most market conditions, which aided the Fund’s performance. Overall, the Fund’s best-performing industry was cosmetics/toiletries, while the worst performing industry was clothing/textiles. In addition, the Fund’s second lien bank loans and high yield holdings outpaced the benchmark for the period and aided relative performance.

On a settle-date basis, the Fund ended the period with approximately 84% of its net assets invested in bank loans, 8% invested in bonds and 8% held in cash equivalents. Settlements of open trades at period end will bring the cash position much lower. We modestly decreased the Fund’s allocation to bonds during the period. We also slightly increased the Fund’s allocation to bank loans with BB credit ratings, and our selections performed significantly better than the BB segment of the bank loan index. Furthermore, as oil prices rebounded, we reduced the Fund’s exposure to more price-sensitive energy bonds and loans in favor of newer energy issues with higher yields.

Outlook

We expect CLO formation to remain a positive technical driver for loan demand in 2017. Additionally, we believe the Federal Reserve is likely to raise rates as conditions warrant. Further rate increases may attract additional investors to the bank loan market. Meanwhile, we believe the low levels of bank loan maturities through 2017 and 2018 should help keep default rates below historic averages.

We remain wary of market sentiment that seems eager to embrace negative long-term views. We also remain concerned about slowing growth in China, weak growth in Europe and other general geopolitical risks. These concerns explain our preference for U.S. bank loans.

Hypothetical Growth of $10,000 Investment in Class A Shares4

September 30, 2011 (inception) through November 30, 2016

See notes to chart on page 3.

|  2

LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND

Average Annual Total Returns — November 30, 20164

				Expense Ratio[5]
	1 Year	5 Years	Life of Fund	Gross	Net

Class A (Inception 9/30/11)
NAV	8.31%	5.83%	6.25%	1.08%	1.07%
With 3.50% Maximum Sales Charge	4.53	5.09	5.51

Class C (Inception 9/30/11)
NAV	7.41	5.05	5.46	1.83	1.82
With CDSC[2]	6.41	5.05	5.46

Class Y (Inception 9/30/11)[1]
NAV	8.58	6.10	6.52	0.83	0.82

Comparative Performance
S&P / LSTA Leveraged Loan Index[3]	7.76	4.98	5.29

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit ngam.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	9/30/11 represents the date Class Y shares were first registered for public sale under the Securities Act of 1933. 9/16/11 represents commencement of operations for Class Y shares for accounting and financial reporting purposes only.

2	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

3	S&P/LSTA Leveraged Loan Index reflects the market-weighted performance of institutional leveraged loans based upon real-time market weightings, spreads and interest payments.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5	As of the most recent prospectus, the investment advisor has contractually agreed to waive fees and/or reimburse expenses (with certain exceptions) once the expense cap of the Fund has been exceeded. This arrangement is set to expire on 3/31/17. When an expense cap has not been exceeded, the fund may have similar expense ratios.

1654381.1.1

3  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Global Asset Management or any of its related or affiliated companies (collectively “NGAM”) and does not sponsor, endorse or participate in the provision of any NGAM services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information, disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on Natixis Funds’ website at ngam.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available from Natixis Funds’ website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

|  4

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from June 1, 2016 through November 30, 2016. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES SENIOR FLOATING RATE AND FIXED INCOME FUND	BEGINNING ACCOUNT VALUE 6/1/2016	ENDING ACCOUNT VALUE 11/30/2016	EXPENSES PAID DURING PERIOD* 6/1/2016 – 11/30/2016
Class A
Actual	$1,000.00	$1,049.20	$5.38
Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	$5.30
Class C
Actual	$1,000.00	$1,044.30	$9.20
Hypothetical (5% return before expenses)	$1,000.00	$1,016.00	$9.07
Class Y
Actual	$1,000.00	$1,050.40	$4.10
Hypothetical (5% return before expenses)	$1,000.00	$1,021.00	$4.04

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.05%, 1.80% and 0.80% for Class A, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 366 (to reflect the half-year period).

5  |

Portfolio of Investments – as of November 30, 2016

Loomis Sayles Senior Floating Rate and Fixed Income Fund

Principal Amount	Description	Value (†)
Senior Loans — 83.6% of Net Assets
	Aerospace & Defense — 0.9%
$7,235,993	Advanced Integration Technology LP, Term Loan, 6.500%, 7/22/2021(b)	$7,235,993
9,162,675	Engility Corp., Term Loan B2, 5.773%, 8/12/2023(c)	9,254,302
3,036,668	WP CPP Holdings LLC, Term Loan B3, 4.500%, 12/28/2019(b)	2,960,751

		19,451,046

	Automotive — 4.7%
1,994,872	Dayco Products LLC, New Term Loan B, 12/12/2019(d)	1,994,872
8,268,289	Dayco Products LLC, New Term Loan B, 5.250%, 12/12/2019(b)	8,268,289
327,000	Dealer Tire LLC, 2016 Term Loan B, 4.750%, 12/22/2021(b)	330,270
9,431,450	Gates Global, Inc., Term Loan B, 4.250%, 7/06/2021(b)	9,376,464
5,719,966	IBC Capital Ltd., 2nd Lien Term Loan, 8.000%, 9/09/2022(b)	5,205,169
8,310,000	Innovative Xcessories & Services LLC, Term Loan B, 11/23/2022(d)	8,330,775
4,892,000	J.D. Power and Associates, 1st Lien Term Loan, 5.250%, 9/07/2023(b)	4,940,920
7,924,000	K&N Engineering, Inc., 1st Lien Term Loan, 5.750%, 10/19/2023(b)	7,864,570
6,877,000	Sage Automotive Holdings, Inc., 2016 1st Lien Term Loan, 10/27/2022(d)	6,808,230
9,713,190	Solera LLC, USD Term Loan B, 5.750%, 3/03/2023(b)	9,816,441
3,250,000	Tectum Holdings, Inc., Term Loan B, 8/24/2023(d)	3,270,312
6,999,000	Tectum Holdings, Inc., Term Loan B, 5.750%, 8/24/2023(b)	7,042,744
2,000,000	Trader Corp., Term Loan, 9/28/2023(d)	2,011,660
2,458,000	Trader Corp., Term Loan, 5.000%, 9/28/2023(b)	2,472,330
8,079,825	U.S. Farathane LLC, Term Loan B2, 5.750%, 12/23/2021(b)	8,074,816
13,859,091	Wand Intermediate I LP, 2nd Lien Term Loan, 8.502%, 9/19/2022(b)	13,304,727

		99,112,589

	Building Materials — 1.7%
9,298,561	Floor and Decor Outlets of America, Inc., Term Loan, 5.250%, 9/30/2023(b)	9,298,561
3,552,585	Jeld-Wen, Inc., Term Loan B2, 4.750%, 7/01/2022(b)	3,580,722
8,090,000	Morsco, Inc., Term Loan B, 8.000%, 10/31/2023(b)	7,948,425
8,248,145	Munters Corp., Term Loan, 6.250%, 5/05/2021(b)	8,200,058
6,667,000	Quikrete Holdings, Inc., 2016 1st Lien Term Loan, 11/15/2023(d)	6,682,001

		35,709,767

	Chemicals — 3.7%
5,516,741	Allnex (Luxembourg) & Cy SCA, 2016 USD Term Loan B2, 5.131%, 9/13/2023(c)	5,555,800
4,156,259	Allnex USA, Inc., USD Term Loan B3, 5.131%, 9/13/2023(c)	4,185,685
10,637,972	Avantor Performance Materials Holdings, Inc., 2016 1st Lien Term Loan, 6.000%, 6/21/2022(b)	10,708,927
3,030,000	Chromaflo Technologies Corp., 2016 2nd Lien Term Loan, 9.000%, 11/14/2024(b)	3,007,275
969,865	Chromaflo Technologies Corp., Term Loan B1, 11/18/2023(d)	971,077
1,261,135	Chromaflo Technologies Corp., Term Loan B2, 11/18/2023(d)	1,262,711
3,072,295	INEOS Styrolution Group GmbH, 2016 USD Term Loan B, 4.750%, 9/14/2021(b)	3,103,018
13,262,000	Kraton Polymers LLC, Term Loan B, 6.000%, 1/06/2022(b)	13,334,543
6,435,859	MacDermid, Inc., 2016 USD Term Loan, 5.000%, 6/07/2023(b)	6,489,148
1,249,380	MacDermid, Inc., USD Term Loan B3, 5.500%, 6/07/2020(b)	1,250,267
8,796,650	Methanol Holdings (Trinidad) Ltd., Term Loan B, 4.250%, 6/30/2022(b)	8,554,742

See accompanying notes to financial statements.

|  6

Portfolio of Investments – as of November 30, 2016

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Chemicals — continued
$7,173,023	Nexeo Solutions LLC, 2016 Term Loan, 5.250%, 6/09/2023(b)	$7,220,867
7,098,892	OCI Beaumont LLC, Term Loan B3, 8.025%, 8/20/2019(b)	7,027,903
6,168,776	Plaskolite, Inc., 1st Lien Term Loan, 5.750%, 11/03/2022(b)	6,148,234
736,670	Platform Specialty Products Corp., USD Term Loan B5, 6/07/2020(d)	740,965

		79,561,162

	Construction Machinery — 0.2%
6,721,283	Onsite U.S. Finco LLC, Term Loan, 5.500%, 7/30/2021(b)	5,242,601

	Consumer Cyclical Services — 6.9%
12,572,013	Access CIG LLC, 1st Lien Term Loan, 6.000%, 10/18/2021(b)	12,524,868
9,791,000	ConvergeOne Holdings Corp., 1st Lien Term Loan, 6.375%, 6/17/2020(b)	9,742,045
12,142,000	DTI Holdco, Inc., 2016 Term Loan B, 6.250%, 9/21/2023(b)	11,954,770
13,254,000	DTZ U.S. Borrower LLC, 2015 1st Lien Term Loan, 11/04/2021(d)	13,212,647
1,128,000	DTZ U.S. Borrower LLC, 2nd Lien Term Loan, 9.250%, 11/04/2022(b)	1,126,116
8,405,742	Imagine! Print Solutions, Inc., Term Loan B, 7.000%, 3/30/2022(b)	8,510,814
10,449,000	Mergermarket USA, Inc., 2nd Lien Term Loan, 7.500%, 2/04/2022(b)	9,926,550
8,369,462	Miller Heiman, Inc., Term Loan B, 7.000%, 9/30/2019(b)(e)(f)	4,393,968
9,259,922	Outerwall, Inc., 1st Lien Term Loan, 5.250%, 9/27/2023(b)	9,355,392
1,620,146	SGS Cayman LP, 2014 Term Loan B, 6.000%, 4/23/2021(b)	1,601,919
11,180,610	SourceHov LLC, 2014 1st Lien Term Loan, 7.750%, 10/31/2019(b)	9,858,503
4,565,076	STG-Fairway Acquisitions, Inc., 2015 1st Lien Term Loan, 6.250%, 6/30/2022(b)	4,456,655
6,960,065	Sutherland Global Services, Inc., Term Loan B, 6.000%, 4/23/2021(b)	6,881,764
2,000,000	TruGreen LP, 1st Lien Term Loan B, 4/13/2023(d)	2,015,000
8,296,208	TruGreen LP, 1st Lien Term Loan B, 6.500%, 4/13/2023(b)	8,358,429
8,671,000	U.S. Security Associates Holdings, Inc., 2016 Term Loan, 6.000%, 7/14/2023(b)	8,671,000
2,044,205	USAGM HoldCo LLC, 2016 Incremental Delayed Draw Term Loan, 5.008%, 7/28/2022(g)	2,057,493
10,302,795	USAGM HoldCo LLC, 2016 Incremental Term Loan, 5.500%, 7/28/2022(c)	10,369,763
2,084,783	William Morris Endeavor Entertainment LLC, 1st Lien Term Loan, 5.250%, 5/06/2021(b)	2,092,601
10,072,000	William Morris Endeavor Entertainment LLC, 2nd Lien Term Loan, 8.250%, 5/06/2022(b)	10,122,360

		147,232,657

	Consumer Products — 3.7%
3,000,000	Advantage Sales & Marketing, Inc., 2014 2nd Lien Term Loan, 7/25/2022(d)	2,820,000
14,421,000	Advantage Sales & Marketing, Inc., 2014 2nd Lien Term Loan, 7.500%, 7/25/2022(b)	13,555,740
2,474,093	Augusta Sportswear Group, Inc., Term Loan B, 10/26/2023(d)	2,475,652
5,720,329	Augusta Sportswear Group, Inc., Term Loan B, 5.500%, 10/26/2023(b)	5,723,933
7,848,412	Bioplan USA, Inc., 2015 Term Loan, 5.750%, 9/23/2021(b)	7,505,044
10,573,500	Nature’s Bounty Co. (The), USD Term Loan B, 5.000%, 5/05/2023(b)	10,578,470
6,985,000	Ozark Holdings LLC, Term Loan B, 5.750%, 7/01/2023(b)	7,028,656
9,308,900	Polyconcept Investments BV, USD 2016 Term Loan B, 6.250%, 8/10/2023(b)	9,378,717
5,946,000	Serta Simmons Bedding LLC, 1st Lien Term Loan, 11/08/2023(d)	5,927,448
5,740,000	Serta Simmons Bedding LLC, 2nd Lien Term Loan, 9.000%, 11/08/2024(b)	5,711,300

See accompanying notes to financial statements.

7  |

Portfolio of Investments – as of November 30, 2016

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Consumer Products — continued
$5,550,000	Strategic Partners, Inc., 2016 Term Loan, 6.250%, 6/30/2023(b)	$5,563,875
1,765,000	Varsity Brands, Inc., 1st Lien Term Loan, 5.000%, 12/11/2021(b)	1,780,003

		78,048,838

	Diversified Manufacturing — 1.5%
3,964,428	Ameriforge Group, Inc., 1st Lien Term Loan, 5.000%, 12/19/2019(b)	1,969,845
10,360,963	Cortes NP Acquisition Corp., Term Loan B, 11/30/2023(d)	10,250,930
9,227,841	CPI Acquisition, Inc., Term Loan B, 5.500%, 8/17/2022(b)	8,374,266
2,531,558	Douglas Dynamics Holdings, Inc., New Term Loan, 5.250%, 12/31/2021(b)	2,537,887
8,147,904	NN, Inc., 2016 Term Loan B, 5.000%, 10/19/2022(b)	8,127,534

		31,260,462

	Electric — 2.5%
9,346,896	APLP Holdings LP, 2016 Term Loan B, 6.000%, 4/13/2023(b)	9,409,240
5,600,000	Dynegy, Inc., Escrow, 5.000%, 6/27/2023(b)	5,623,632
8,627,290	Mirion Technologies, Inc., Term Loan B, 5.750%, 3/31/2022(b)	8,368,471
500,000	PrimeLine Utility Services LLC, Term Loan, 11/12/2022(d)	498,440
7,944,970	PrimeLine Utility Services LLC, Term Loan, 6.500%, 11/12/2022(b)	7,920,181
11,318,148	TerraForm AP Acquisition Holdings LLC, Term Loan B, 8.500%, 6/26/2022(b)	11,261,558
9,904,247	TPF II Power LLC, Term Loan B, 5.000%, 10/02/2021(b)	9,898,106

		52,979,628

	Environmental — 0.9%
5,226,076	EnergySolutions LLC, New Term Loan, 6.750%, 5/29/2020(b)	5,265,272
2,450,000	EWT Holdings III Corp., 1st Lien Term Loan, 4.750%, 1/15/2021(b)	2,453,062
10,957,957	SiteOne Landscape Supply, Inc., Reprice Term Loan B, 4/29/2022(d)	11,026,444

		18,744,778

	Finance Companies — 0.5%
11,316,926	iStar Financial, Inc., 2016 Term Loan B, 5.500%, 7/01/2020(b)	11,430,095

	Financial Other — 2.0%
6,504,758	Ascensus, Inc., Term Loan, 5.500%, 12/03/2022(b)	6,504,758
11,236,882	DBRS Ltd., Term Loan, 6.250%, 3/04/2022(b)	9,832,272
7,965,803	Eze Castle Software, Inc., New 2nd Lien Term Loan, 7.250%, 4/05/2021(b)	7,753,355
9,548,915	Institutional Shareholder Services, Inc., Term Loan, 4.750%, 4/30/2021(b)	9,477,298
8,328,332	Victory Capital Management, Inc., Term Loan B, 8.500%, 10/31/2021(b)	8,349,152

		41,916,835

	Food & Beverage — 2.2%
7,895,000	ASP MSG Acquisition Co., Inc., Term Loan B, 6.000%, 8/16/2023(b)	7,964,081
9,468,150	CPM Holdings, Inc., Term Loan B, 6.000%, 4/11/2022(b)	9,515,491
8,196,000	Culligan International Co., 2016 1st Lien Term Loan, 11/17/2023(d)	8,206,245
700,000	Give & Go Prepared Foods Corp., 1st Lien Term Loan, 7/29/2023(d)	699,125
8,420,000	Give & Go Prepared Foods Corp., 1st Lien Term Loan, 6.500%, 7/29/2023(b)	8,409,475
3,421,000	Packers Holdings LLC, Term Loan B, 12/02/2021(d)	3,442,381
3,000,000	Prolampac Intermediate, Inc., 2016 1st Lien Term Loan, 11/18/2023(d)	3,017,490
4,556,000	Prolampac Intermediate, Inc., 2016 1st Lien Term Loan, 5.000%, 11/18/2023(b)	4,582,562

		45,836,850

See accompanying notes to financial statements.

|  8

Portfolio of Investments – as of November 30, 2016

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Health Insurance — 1.0%
$7,895,000	Highland Acquisitions Holdings LLC, Term Loan B, 11/17/2023(d)	$7,441,037
14,031,478	Sedgwick Claims Management Services, Inc., Incremental 2nd Lien Term Loan, 6.750%, 2/28/2022(b)	13,926,242

		21,367,279

	Healthcare — 6.4%
5,692,794	21st Century Oncology Holdings, Inc., Term Loan, 7.125%, 4/30/2022(b)	5,137,746
8,507,135	ATI Holdings Acquisition, Inc., 2016 Term Loan, 5.500%, 5/10/2023(b)	8,565,664
7,640,742	CareCore National LLC, Term Loan B, 5.500%, 3/05/2021(b)	7,468,826
2,473,000	CHG Healthcare Services, Inc., Term Loan B, 6/07/2023(d)	2,484,129
7,272,927	CT Technologies Intermediate Holdings, Inc., New 1st Lien Term Loan, 5.250%, 12/01/2021(b)	6,963,827
5,013,132	Explorer Holdings, Inc., 2016 Term Loan B, 6.000%, 5/02/2023(b)	5,054,891
10,221,846	FHC Health Systems, Inc., 2014 Term Loan, 5.000%, 12/23/2021(b)	9,940,745
875,644	Global Healthcare Exchange LLC, 2015 Term Loan B, 5.250%, 8/15/2022(b)	879,584
4,833,847	Greatbatch Ltd., Term Loan B, 10/27/2022(d)	4,807,261
3,828,822	Greatbatch Ltd., Term Loan B, 5.250%, 10/27/2022(b)	3,807,763
2,543,561	HC Group Holdings III, Inc., Term Loan B, 4/07/2022(d)	2,505,407
13,082,673	HC Group Holdings III, Inc., Term Loan B, 6.000%, 4/07/2022(b)	12,886,433
5,604,920	NMSC Holdings, Inc., 1st Lien Term Loan, 6.000%, 4/19/2023(b)	5,632,945
566,965	NVA Holdings, Inc., 2016 Term Loan, 5.500%, 8/14/2021(b)	568,382
10,134,102	NVA Holdings, Inc., 2nd Lien Term Loan, 8.000%, 8/14/2022(b)	10,134,102
4,000,000	Onex TSG Holdings II Corp., 1st Lien Term Loan, 7/31/2022(d)	3,983,320
6,864,856	Onex TSG Holdings II Corp., 1st Lien Term Loan, 5.000%, 7/31/2022(b)	6,836,230
1,750,000	Patterson Medical Holdings, Inc., 1st Lien Term Loan, 8/28/2022(d)	1,728,125
8,602,000	Patterson Medical Holdings, Inc., 1st Lien Term Loan, 5.750%, 8/28/2022(b)	8,494,475
2,291,000	Press Ganey Holdings, Inc., 1st Lien Term Loan, 4.250%, 10/21/2023(b)	2,291,000
4,902,146	Surgery Center Holdings, Inc., New 1st Lien Term Loan, 4.750%, 11/03/2020(b)	4,889,890
11,329,509	Tecomet, Inc., 1st Lien Term Loan, 5.750%, 12/05/2021(b)	11,287,023
10,599,232	U.S. Renal Care, Inc., 2015 Term Loan B, 5.250%, 12/31/2022(b)	9,923,531

		136,271,299

	Home Construction — 0.6%
1,250,000	LBM Borrower LLC, 1st Lien Term Loan, 8/20/2022(d)	1,238,288
11,139,480	LBM Borrower LLC, 1st Lien Term Loan, 6.250%, 8/20/2022(b)	11,035,103

		12,273,391

	Independent Energy — 0.7%
6,160,000	California Resources Corp., Second Out Term Loan, 11.375%, 12/31/2021(b)	6,699,000
8,595,269	Chesapeake Energy Corp., Term Loan, 8.500%, 8/23/2021(b)	9,180,865

		15,879,865

	Industrial Other — 5.6%
8,551,000	Brickman Group Ltd. LLC, 2nd Lien Term Loan, 7.500%, 12/17/2021(b)	8,525,347
6,869,000	Crosby U.S. Acquisition Corp., 2nd Lien Term Loan, 7.000%, 11/22/2021(b)	4,676,621
8,337,693	Dexter Axle Co., USD Term Loan, 6.250%, 12/30/2022(b)	8,362,040
9,619,590	Eastman Kodak Co., Exit Term Loan, 7.250%, 9/03/2019(b)	9,643,639
5,430,710	GCA Services Group, Inc., 2016 Term Loan, 5.978%, 3/01/2023(c)	5,478,229

See accompanying notes to financial statements.

9  |

Portfolio of Investments – as of November 30, 2016

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Industrial Other — continued
$5,566,756	Hampton Rubber Co., 1st Lien Term Loan, 5.000%, 3/27/2021(b)	$4,676,075
4,787,345	Harland Clarke Holdings Corp., Term Loan B3, 7.000%, 5/22/2018(b)	4,778,393
5,108,789	Harland Clarke Holdings Corp., Term Loan B5, 7.000%, 12/31/2019(b)	5,097,601
5,005,625	LTI Holdings, Inc., 1st Lien Term Loan, 5.250%, 4/16/2022(b)	4,830,428
12,149,719	Merrill Communications LLC, 2015 Term Loan, 6.250%, 6/01/2022(b)	11,542,233
4,414,000	MTS Systems Corp., Term Loan B, 5.000%, 7/05/2023(b)	4,458,140
8,453,293	NES Global Talent Ltd., 1st Lien Term Loan, 6.500%, 10/03/2019(b)	7,607,964
8,884,497	North American Lifting Holdings, Inc., 1st Lien Term Loan, 5.500%, 11/27/2020(b)	7,559,197
7,680,000	Oxbow Carbon LLC, 2nd Lien Term Loan, 8.000%, 1/17/2020(b)	7,475,174
4,104,742	Research Now Group, Inc., Term Loan, 5.500%, 3/18/2021(b)(e)(f)	3,981,599
11,279,233	Trojan Battery Co. LLC, 2013 Term Loan, 5.744%, 6/11/2021(c)	11,194,639
9,534,459	WireCo WorldGroup, Inc., 1st Lien Term Loan, 6.500%, 9/30/2023(b)	9,611,974

		119,499,293

	Internet & Data — 0.9%
10,949,558	Cision U.S., Inc., USD Term Loan B, 7.000%, 6/16/2023(b)	10,573,221
5,253,000	Polycom, Inc., 1st Lien Term Loan, 7.500%, 9/27/2023(b)	5,154,506
4,241,072	YP LLC, USD Term Loan B, 12.250%, 6/04/2018(b)	4,113,840

		19,841,567

	Leisure — 1.7%
13,905,152	AMF Bowling Centers, Inc., 2016 Term Loan, 6.000%, 8/17/2023(b)	13,818,244
4,531,557	Cast and Crew Payroll LLC, Term Loan B, 5.000%, 8/12/2022(b)	4,501,331
6,710,220	CDS U.S. Intermediate Holdings, Inc., 1st Lien Term Loan, 5.000%, 7/08/2022(b)	6,739,611
3,931,000	CDS U.S. Intermediate Holdings, Inc., 2nd Lien Term Loan, 9.250%, 7/10/2023(b)	3,793,415
7,165,000	Leslie’s Poolmart, Inc., 2016 Term Loan, 5.250%, 8/16/2023(b)	7,218,738

		36,071,339

	Media Entertainment — 5.1%
9,731,800	ALM Media Holdings, Inc., 1st Lien Term Loan, 5.500%, 7/31/2020(b)	9,147,892
8,135,400	Alpha Media LLC, 2016 Term Loan, 7.019%, 2/25/2022(c)	7,728,630
4,102,000	Camelot UK Holdco Ltd., Term Loan B, 4.750%, 10/03/2023(b)	4,109,178
4,772,415	CBS Radio, Inc., Term Loan B, 10/17/2023(d)	4,793,318
2,713,689	CBS Radio, Inc., Term Loan B, 4.500%, 10/17/2023(b)	2,725,575
12,462,307	Cengage Learning Acquisitions, Inc., 2016 Term Loan B, 5.250%, 6/07/2023(b)	11,954,967
9,371,263	Cumulus Media Holdings, Inc., 2013 Term Loan, 4.250%, 12/23/2020(b)	5,636,159
2,388,068	Dex Media, Inc., Term Loan, 11.000%, 7/29/2021(b)	2,382,097
2,141,000	Donnelley Financial Solutions, Inc., Term Loan B, 5.000%, 9/30/2023(b)	2,151,705
2,712,496	Entercom Radio LLC, 2016 Term Loan, 4.500%, 11/01/2023(b)	2,730,290
2,111,588	Extreme Reach, Inc., 1st Lien Term Loan, 7.250%, 2/07/2020(b)	2,130,065
7,588,000	Extreme Reach, Inc., 2nd Lien Term Loan, 11.000%, 1/24/2021(b)	7,224,383
2,767,500	iHeartCommunications, Inc., Term Loan D, 1/30/2019(d)	2,142,211
5,633,079	iHeartCommunications, Inc., Term Loan D, 7.356%, 1/30/2019(b)	4,360,341
6,337,392	ION Media Networks, Inc., 2016 Term Loan B, 12/18/2020(d)	6,353,235
11,570,000	LSC Communications, Inc., Term Loan B, 7.000%, 9/30/2022(b)	11,425,375
8,252,918	ProQuest LLC, New Term Loan B, 5.750%, 10/24/2021(b)	8,246,068

See accompanying notes to financial statements.

|  10

Portfolio of Investments – as of November 30, 2016

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Media Entertainment — continued
$12,686,632	Redbox Automated Retail LLC, Term Loan B, 8.500%, 9/27/2021(b)	$12,290,175

		107,531,664

	Metals & Mining — 1.5%
3,942,034	American Rock Salt Holdings LLC, 1st Lien Term Loan, 4.750%, 5/20/2021(b)	3,811,947
6,180,656	American Rock Salt Holdings LLC, Incremental Term Loan, 4.750%, 5/20/2021(b)	5,976,694
5,763,767	Global Brass & Copper, Inc., 2016 Term Loan B, 5.250%, 7/18/2023(b)	5,821,405
9,787,000	Harsco Corp., Term Loan B, 10/21/2023(d)	9,878,802
6,550,000	Peabody Energy Corp., Term Loan B, 9/24/2020(d)	6,157,000

		31,645,848

	Midstream — 1.0%
10,367,000	Gulf Finance LLC, Term Loan B, 6.250%, 8/25/2023(b)	10,194,182
2,250,000	Veresen Midstream LP, Term Loan B1, 3/31/2022(d)	2,255,625
9,940,709	Veresen Midstream LP, Term Loan B1, 5.250%, 3/31/2022(b)	9,965,561

		22,415,368

	Natural Gas — 0.1%
1,693,433	Southcross Holdings Borrower LP, Exit Term Loan B, 3.500%, 4/13/2023(c)	1,270,075

	Oil Field Services — 0.3%
316,667	Pinnacle Holdco S.a.r.l., 2nd Lien Term Loan, 10.500%, 7/24/2020(b)	229,583
1,862,000	Pinnacle Holdco S.a.r.l., Term Loan, 7/30/2019(d)	1,498,910
5,475,505	Pinnacle Holdco S.a.r.l., Term Loan, 4.750%, 7/30/2019(b)	4,407,782

		6,136,275

	Other Utility — 0.6%
11,973,000	PowerTeam Services LLC, 2nd Lien Term Loan, 8.250%, 11/06/2020(b)	11,883,202

	Packaging — 1.5%
8,977,390	Fort Dearborn Co., 2016 1st Lien Term Loan, 5.031%, 10/19/2023(c)	9,005,489
10,695,952	Hilex Poly Co. LLC, Term Loan B, 6.000%, 12/05/2021(b)	10,706,648
5,294,494	PLZ Aeroscience Corp., USD Term Loan, 4.880%, 7/31/2022(c)	5,291,212
525,776	TricorBraun, Inc., 1st Lien Delayed Draw Term Loan, 11/30/2023(d)	525,340
5,619,224	TricorBraun, Inc., 2016 1st Lien Term Loan, 11/30/2023(d)	5,614,560

		31,143,249

	Pharmaceuticals — 2.5%
3,450,000	Akorn, Inc., Term Loan B, 5.250%, 4/16/2021(b)	3,475,875
9,339,822	BioClinica, Inc., 1st Lien Term Loan, 5.250%, 10/20/2023(b)	9,293,123
5,750,000	Genoa, a QoL Healthcare Co. LLC, 2016 1st Lien Term Loan, 10/28/2023(d)	5,728,437
4,567,000	Genoa, a QoL Healthcare Co. LLC, 2016 1st Lien Term Loan, 4.750%, 10/28/2023(b)	4,549,874
6,018,519	inVentiv Health, Inc., 2016 Term Loan B, 11/09/2023(d)	6,031,700
4,991,000	inVentiv Health, Inc., 2016 Term Loan B, 4.750%, 11/09/2023(b)	5,001,930
1,760,000	Jaguar Holding Co. II, 2015 Term Loan B, 4.250%, 8/18/2022(b)	1,763,854
17,155,897	Valeant Pharmaceuticals International, Inc., Term Loan B F1, 5.500%, 4/01/2022(b)	17,000,465

		52,845,258

See accompanying notes to financial statements.

11  |

Portfolio of Investments – as of November 30, 2016

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Property & Casualty Insurance — 3.8%
$1,397,088	Alliant Holdings I, Inc., 2015 Term Loan B, 4.753%, 8/12/2022(b)	$1,395,593
4,606,455	Alliant Holdings I, Inc., Incremental Term Loan B2, 5.253%, 8/12/2022(b)	4,624,881
2,196,405	AmWINS Group LLC, 2014 2nd Lien Term Loan, 9.500%, 9/04/2020(b)	2,210,132
13,836,812	Applied Systems, Inc., New 2nd Lien Term Loan, 7.500%, 1/24/2022(b)	13,962,173
10,719,905	AssuredPartners, Inc., 2016 Term Loan B, 10/21/2022(d)	10,757,854
9,634,190	Confie Seguros Holding II Co., 2016 Term Loan B, 5.750%, 4/19/2022(b)	9,555,960
4,265,795	Cunningham Lindsey U.S., Inc., 1st Lien Term Loan, 5.000%, 12/10/2019(b)	3,572,603
5,255,227	Cunningham Lindsey U.S., Inc., 2nd Lien Term Loan, 9.250%, 6/10/2020(b)(e)(f)	2,469,957
928,000	Hyperion Insurance Group Ltd., 2015 Term Loan B, 4/29/2022(d)	921,328
10,696,707	Hyperion Insurance Group Ltd., 2015 Term Loan B, 5.500%, 4/29/2022(b)	10,619,798
9,375,000	Mitchell International, Inc., New 2nd Lien Term Loan, 8.500%, 10/11/2021(b)	9,234,375
4,586,000	Vertafore, Inc., 2016 1st Lien Term Loan, 4.750%, 6/30/2023(b)	4,597,465
7,797,272	York Risk Services Holding Corp., Term Loan B, 4.750%, 10/01/2021(b)	7,202,730

		81,124,849

	Restaurants — 1.0%
7,679,000	Portillo’s Holdings LLC, 2nd Lien Term Loan, 9.000%, 8/01/2022(b)	7,650,204
12,922,976	Red Lobster Management LLC, Term Loan B, 6.250%, 7/28/2021(b)	12,963,425

		20,613,629

	Retailers — 5.8%
11,427,434	Academy Ltd., 2015 Term Loan B, 5.000%, 7/01/2022(b)	10,513,240
3,500,000	Ascena Retail Group, Inc., 2015 Term Loan B, 8/21/2022(d)	3,405,010
10,029,344	Ascena Retail Group, Inc., 2015 Term Loan B, 5.250%, 8/21/2022(b)	9,757,148
8,015,681	At Home Holding III, Inc., Term Loan, 5.000%, 6/03/2022(b)	7,995,642
4,009,716	Bass Pro Group LLC, 2015 Term Loan, 4.000%, 6/05/2020(b)	4,006,388
12,272,129	Bass Pro Group LLC, Term Loan B, 11/04/2023(d)	12,173,461
11,593,075	BDF Acquisition Corp., 1st Lien Term Loan, 5.750%, 2/12/2021(b)	11,520,618
15,634,417	BJ’s Wholesale Club, Inc., New 2nd Lien Term Loan, 8.500%, 3/26/2020(b)	15,618,783
6,445,556	David’s Bridal, Inc., New Term Loan B, 5.250%, 10/11/2019(b)	5,521,714
7,000,408	Evergreen Acqco 1 LP, New Term Loan, 5.000%, 7/09/2019(b)	6,471,037
10,330,292	Jill Acquisition LLC, 2015 Term Loan, 6.000%, 5/08/2022(b)	10,097,860
5,033,972	Neiman Marcus Group, Inc. (The), 2020 Term Loan, 4.250%, 10/25/2020(b)	4,566,467
6,750,000	Petco Animal Supplies, Inc., 2016 Term Loan B1, 1/26/2023(d)	6,796,440
5,565,041	Petco Animal Supplies, Inc., 2016 Term Loan B1, 5.000%, 1/26/2023(b)	5,603,328
1,137,000	Talbots, Inc. (The), 1st Lien Term Loan, 3/19/2020(d)	1,108,575
5,225,456	Talbots, Inc. (The), 1st Lien Term Loan, 5.500%, 3/19/2020(b)	5,094,820
3,404,797	Talbots, Inc. (The), 2nd Lien Term Loan, 9.500%, 3/19/2021(b)	3,143,751

		123,394,282

	Technology — 7.3%
9,914,505	AF Borrower LLC, 1st Lien Term Loan, 6.250%, 1/28/2022(b)	9,945,537
9,560,998	Aptean, Inc., 1st Lien Term Loan, 5.250%, 2/26/2020(b)	9,549,046
3,561,000	Aptean, Inc., 2nd Lien Term Loan, 8.500%, 2/26/2021(b)	3,534,292
8,841,095	Aricent Technologies, 1st Lien Term Loan, 5.500%, 4/14/2021(b)	8,189,064
10,219,784	Conduent, Inc., USD Term Loan B, 11/18/2023(d)	10,245,333
11,346,334	EIG Investors Corp., 2013 Term Loan, 6.480%, 11/09/2019(b)	11,140,739
3,943,238	EIG Investors Corp., 2016 Term Loan, 6.000%, 2/09/2023(b)	3,834,799

See accompanying notes to financial statements.

|  12

Portfolio of Investments – as of November 30, 2016

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Technology — continued
$8,199,000	Genesys Telecommunications Laboratories, Inc., 2016 Term Loan B, 11/17/2023(d)	$8,239,995
2,246,000	Hyland Software, Inc., 2nd Lien Term Loan, 8.250%, 7/01/2023(b)	2,251,615
4,191,000	IQOR U.S., Inc., 2nd Lien Term Loan, 9.750%, 4/01/2022(b)	3,279,458
7,469,653	IQOR U.S., Inc., Term Loan B, 6.000%, 4/01/2021(b)	7,021,474
3,454,994	MH Sub I LLC, 1st Lien Term Loan, 4.750%, 7/08/2021(b)	3,466,880
5,572,935	MH Sub I LLC, 2nd Lien Term Loan, 8.500%, 7/08/2022(b)	5,545,070
6,673,740	MSC Software Corp., 1st Lien Term Loan, 5.000%, 5/29/2020(b)	6,657,056
7,952,948	Openlink International Intermediate, Inc., 2017 Term Loan, 7.750%, 7/29/2019(b)	8,022,536
4,431,645	P2 Upstream Acquisition Co., 1st Lien Term Loan, 5.249%, 10/30/2020(c)	4,165,747
10,330,350	Presidio, Inc., Refi Term Loan, 5.250%, 2/02/2022(b)	10,386,341
1,728,395	Rocket Software, Inc., 2016 1st Lien Term Loan, 10/14/2023(d)	1,732,353
4,443,280	Rocket Software, Inc., 2016 1st Lien Term Loan, 5.250%, 10/14/2023(b)	4,453,455
1,000,000	Rocket Software, Inc., 2016 2nd Lien Term Loan, 10/14/2024(d)	1,002,920
4,657,835	Rocket Software, Inc., 2016 2nd Lien Term Loan, 10.500%, 10/14/2024(b)	4,671,436
11,762,337	Sirius Computer Solutions, Inc., 2016 Term Loan, 5.250%, 10/30/2022(b)	11,821,149
9,872,123	SurveyMonkey, Inc., Term Loan B, 6.250%, 2/05/2019(b)	9,946,164
7,406,780	Veritas U.S., Inc., USD Term Loan B1, 6.625%, 1/27/2023(b)	6,651,288

		155,753,747

	Transportation Services — 1.3%
8,064,405	OSG Bulk Ships, Inc., OBS Term Loan, 5.250%, 8/05/2019(b)	7,923,278
8,230,185	OSG International, Inc., OIN Term Loan, 5.750%, 8/05/2019(b)	8,045,006
11,324,038	Uber Technologies, Term Loan B, 5.000%, 7/13/2023(b)	11,394,813

		27,363,097

	Utility Other — 0.2%
5,327,000	Aclara Technologies, 2016 Term Loan B, 6.750%, 8/17/2023(b)	5,380,270

	Wireless — 1.0%
22,125,040	Lonestar Intermediate Super Holdings LLC, PIK Term Loan B, 10.000%, 8/31/2021(b)(k)	22,304,916

	Wirelines — 2.3%
7,631,738	Communications Sales & Leasing, Inc., Term Loan B, 4.500%, 10/24/2022(b)	7,677,529
6,279,900	Coral U.S. Co-Borrower LLC, Term Loan B1, 5.588%, 12/30/2022(b)	6,332,588
5,138,100	Coral U.S. Co-Borrower LLC, Term Loan B2, 5.830%, 12/30/2022(b)	5,181,209
3,562,006	Fairpoint Communications, Inc., Refi Term Loan, 7.500%, 2/14/2019(b)	3,579,816
9,714,098	Integra Telecom, Inc., 2015 1st Lien Term Loan, 5.250%, 8/14/2020(b)	9,720,218
4,526,000	Integra Telecom, Inc., 2nd Lien Term Loan, 9.750%, 2/12/2021(b)	4,350,618
12,461,565	U.S. Telepacific Corp., Term Loan, 6.000%, 11/25/2020(b)	12,272,025

		49,114,003

	Total Senior Loans (Identified Cost $1,807,944,198)	1,777,651,073

Bonds and Notes — 7.7%
	Building Materials — 0.3%
7,340,000	Atrium Windows & Doors, Inc., 7.750%, 5/01/2019, 144A	6,771,150

See accompanying notes to financial statements.

13  |

Portfolio of Investments – as of November 30, 2016

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Principal Amount	Description	Value (†)
	Cable Satellite — 0.6%
$12,918,655	Wave Holdco LLC/Wave Holdco Corp., PIK, 8.250%, 7/15/2019, 144A(h)	$13,015,545

	Chemicals — 0.8%
8,430,000	Consolidated Energy Finance S.A., 6.750%, 10/15/2019, 144A	8,345,700
9,295,000	Perstorp Holding AB, 11.000%, 8/15/2017, 144A	9,295,000

		17,640,700

	Environmental — 0.5%
10,311,000	GFL Environmental, Inc., 7.875%, 4/01/2020, 144A	10,800,773

	Financial Other — 0.2%
3,335,000	Rialto Holdings LLC/Rialto Corp., 7.000%, 12/01/2018, 144A	3,376,688

	Healthcare — 0.5%
9,200,000	Kindred Healthcare, Inc., 8.000%, 1/15/2020	8,763,000
1,295,000	Tenet Healthcare Corp., 7.500%, 1/01/2022, 144A	1,331,422

		10,094,422

	Independent Energy — 0.7%
6,275,000	Bellatrix Exploration Ltd., 8.500%, 5/15/2020, 144A	6,016,156
8,975,000	Halcon Resources Corp., 8.625%, 2/01/2020, 144A	9,203,863

		15,220,019

	Metals & Mining — 0.7%
4,650,000	Barminco Finance Pty Ltd., 9.000%, 6/01/2018, 144A	4,673,250
10,430,000	Petra Diamonds U.S. Treasury PLC, 8.250%, 5/31/2020, 144A	10,703,787

		15,377,037

	Midstream — 0.1%
1,985,000	NGL Energy Partners LP/NGL Energy Finance Corp., 5.125%, 7/15/2019	1,932,894

	Non-Agency Commercial Mortgage-Backed Securities — 0.3%
5,380,858	Motel 6 Trust, Series 2015-M6MZ, Class M, 8.230%, 2/05/2020, 144A(e)(f)	5,416,156

	Pharmaceuticals — 0.4%
9,080,000	Valeant Pharmaceuticals International, Inc., 6.750%, 8/15/2018, 144A	8,603,300

	Property & Casualty Insurance — 0.6%
12,182,000	HUB International Ltd., 7.875%, 10/01/2021, 144A	12,440,867

	Technology — 0.6%
12,678,000	Blackboard, Inc., 9.750%, 10/15/2021, 144A	12,424,440

	Wirelines — 1.4%
11,595,000	FairPoint Communications, Inc., 8.750%, 8/15/2019, 144A	11,942,850
18,065,000	Windstream Services LLC, 7.750%, 10/01/2021	17,974,675

		29,917,525

	Total Bonds and Notes (Identified Cost $160,410,904)	163,031,516

Shares
Preferred Stocks — 0.2%
	Pharmaceuticals — 0.2%
6,693	Allergan PLC, Series A, 5.500% (Identified Cost $6,693,000)	4,798,881

See accompanying notes to financial statements.

|  14

Portfolio of Investments – as of November 30, 2016

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

Shares	Description	Value (†)
Common Stocks — 0.3%
	Energy Equipment & Services — 0.0%
134,877	Hercules Offshore, Inc.(i)	$161,852

	Internet Software & Services — 0.1%
487,202	Dex Media, Inc.(i)(j)	1,169,285

	Oil, Gas & Consumable Fuels — 0.2%
456,158	Magnum Hunter Resources Corp.(i)	5,017,738
47,625	Rex Energy Corp.(i)	21,584

		5,039,322

	Total Common Stocks (Identified Cost $19,548,662)	6,370,459

Principal Amount
Short-Term Investments — 15.4%
$24,507,207	Repurchase Agreement with State Street Bank and Trust Company, dated 11/30/2016 at 0.000% to be repurchased at $24,507,207 on 12/01/2016 collateralized by $25,005,000 U.S. Treasury Note, 0.750% due 10/31/2017 valued at $24,998,087 including accrued interest (Note 2 of Notes to Financial Statements)	24,507,207
303,280,418	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/30/2016 at 0.030% to be repurchased at $303,280,671 on 12/01/2016 collateralized by $50,525,000 U.S. Treasury Note, 2.000% due 2/15/2025 valued at $49,703,969; $258,525,000 U.S. Treasury Note, 2.000% due 8/15/2025 valued at $253,354,500; $1,860,000 U.S. Treasury Note, 2.000% due 2/15/2025 valued at $1,829,775; $4,550,000 U.S. Treasury Note, 2.000% due 8/15/2025 valued at $4,459,000 (Note 2 of Notes to Financial Statements)	303,280,418

	Total Short-Term Investments (Identified Cost $327,787,625)	327,787,625

	Total Investments — 107.2% (Identified Cost $2,322,384,389)(a)	2,279,639,554
	Other assets less liabilities — (7.2)%	(152,585,600)

	Net Assets — 100.0%	$2,127,053,954

(†)	See Note 2 of Notes to Financial Statements.
(a)	Federal Tax Information:
	At November 30, 2016, the net unrealized depreciation on investments based on a cost of $2,324,393,630 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$16,030,151
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(60,784,227)

	Net unrealized depreciation	$(44,754,076)

See accompanying notes to financial statements.

15  |

Portfolio of Investments – as of November 30, 2016

Loomis Sayles Senior Floating Rate and Fixed Income Fund – (continued)

(b)	Variable rate security. Rate as of November 30, 2016 is disclosed.
(c)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at November 30, 2016.
(d)	Position is unsettled. Contract rate was not determined at November 30, 2016 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(e)	Illiquid security. (Unaudited)
(f)	Securities classified as fair valued pursuant to the Fund’s pricing policies and procedures. At November 30, 2016, the value of these securities amounted to $16,261,680 or 0.8% of net assets. See Note 2 of Notes to Financial Statements.
(g)	A portion of this security represents an unfunded loan commitment. An unfunded loan commitment is a contractual obligation for future funding at the option of the Borrower. The Fund receives a stated coupon rate until the borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement. At November 30, 2016, the unfunded portion amounted to $1,005,749 or less than 0.1% of net assets.
(h)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities. For the period ended November 30, 2016, interest payments were made in cash and additional debt securities.
(i)	Non-income producing security.
(j)	Fair valued by the Fund’s adviser. At November 30, 2016, the value of this security amounted to $1,169,285 or 0.1% of net assets. See Note 2 of Notes to Financial Statements.
(k)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities. For the period ended November 30, 2016, interest payments were made in cash.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2016, the value of Rule 144A holdings amounted to $134,360,947 or 6.3% of net assets.
PIK	Payment-in-Kind

Industry Summary at November 30, 2016

Technology	7.9%
Consumer Cyclical Services	6.9
Healthcare	6.9
Retailers	5.8
Industrial Other	5.6
Media Entertainment	5.1
Automotive	4.7
Chemicals	4.5
Property & Casualty Insurance	4.4
Wirelines	3.7
Consumer Products	3.7
Pharmaceuticals	3.1
Electric	2.5
Metals & Mining	2.2
Food & Beverage	2.2
Financial Other	2.2
Building Materials	2.0
Other Investments, less than 2% each	18.4
Short-Term Investments	15.4

Total Investments	107.2
Other assets less liabilities	(7.2)

Net Assets	100.0%

See accompanying notes to financial statements.

|  16

Statement of Assets and Liabilities

November 30, 2016

ASSETS
Investments at cost	$1,994,596,764
Repurchase agreement(s) at cost	327,787,625
Net unrealized depreciation	(42,744,835)

Investments at value	2,279,639,554
Cash	421,344
Receivable for Fund shares sold	55,414,093
Receivable for securities sold	10,626,217
Dividends and interest receivable	14,519,217
Tax reclaims receivable	18,406
Prepaid expenses (Note 6)	412,638

TOTAL ASSETS	2,361,051,469

LIABILITIES
Payable for securities purchased	229,087,545
Payable for Fund shares redeemed	2,327,506
Management fees payable (Note 5)	929,281
Deferred Trustees’ fees (Note 5)	88,799
Administrative fees payable (Note 5)	73,375
Payable to distributor (Note 5d)	10,243
Other accounts payable and accrued expenses	1,480,766

TOTAL LIABILITIES	233,997,515

NET ASSETS	$2,127,053,954

NET ASSETS CONSIST OF:
Paid-in capital	$2,266,076,424
Undistributed net investment income	676,549
Accumulated net realized loss on investments	(96,954,184)
Net unrealized depreciation on investments	(42,744,835)

NET ASSETS	$2,127,053,954

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$367,849,676

Shares of beneficial interest	37,225,220

Net asset value and redemption price per share	$9.88

Offering price per share (100/96.50 of net asset value) (Note 1)	$10.24

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$300,810,610

Shares of beneficial interest	30,529,265

Net asset value and offering price per share	$9.85

Class Y shares:
Net assets	$1,458,393,668

Shares of beneficial interest	147,501,182

Net asset value, offering and redemption price per share	$9.89

See accompanying notes to financial statements.

17  |

Statement of Operations

For the Year Ended November 30, 2016

INVESTMENT INCOME
Interest	$119,726,146
Dividends	368,115

120,094,261

Expenses
Management fees (Note 5)	10,450,958
Service and distribution fees (Note 5)	3,540,877
Administrative fees (Note 5)	771,495
Trustees’ fees and expenses (Note 5)	58,687
Transfer agent fees and expenses (Notes 5)	1,211,026
Audit and tax services fees	85,821
Commitment fees (Note 6)	1,599,933
Custodian fees and expenses	253,301
Legal fees	48,291
Registration fees	161,646
Shareholder reporting expenses	108,717
Miscellaneous expenses (Note 6)	625,328

Total expenses	18,916,080
Less waiver and/or expense reimbursement (Note 5)	(1,383,684)

Net expenses	17,532,396

Net investment income	102,561,865

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
Investments	(47,552,361)
Net change in unrealized appreciation (depreciation) on:
Investments	75,122,619

Net realized and unrealized gain on investments	27,570,258

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$130,132,123

See accompanying notes to financial statements.

|  18

Statement of Changes in Net Assets

	Year Ended November 30, 2016	Year Ended November 30, 2015
FROM OPERATIONS:
Net investment income	$102,561,865	$97,046,272
Net realized loss on investments	(47,552,361)	(36,878,480)
Net change in unrealized appreciation (depreciation) on investments	75,122,619	(96,493,468)

Net increase (decrease) in net assets resulting from operations	130,132,123	(36,325,676)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(18,052,980)	(19,237,804)
Class C	(14,794,620)	(12,216,535)
Class Y	(73,403,210)	(70,077,649)

Total distributions	(106,250,810)	(101,531,988)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 9)	160,833,250	525,522,036

Net increase in net assets	184,714,563	387,664,372
NET ASSETS
Beginning of the year	1,942,339,391	1,554,675,019

End of the year	$2,127,053,954	$1,942,339,391

UNDISTRIBUTED NET INVESTMENT INCOME	$676,549	$1,596,358

See accompanying notes to financial statements.

19  |

Financial Highlights

For a share outstanding throughout each period.

	Class A
	Year Ended November 30, 2016		Year Ended November 30, 2015		Year Ended November 30, 2014		Year Ended November 30, 2013		Year Ended November 30, 2012
Net asset value, beginning of the period	$9.69		$10.40		$10.56		$10.56		$10.02

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.56		0.55		0.58		0.56		0.68
Net realized and unrealized gain (loss)	0.21		(0.68)		(0.14)		0.10		0.49

Total from Investment Operations	0.77		(0.13)		0.44		0.66		1.17

LESS DISTRIBUTIONS FROM:
Net investment income	(0.58)		(0.58)		(0.60)		(0.60)		(0.61)
Net realized capital gains	—		—		—		(0.06)		(0.02)

Total Distributions	(0.58)		(0.58)		(0.60)		(0.66)		(0.63)

Net asset value, end of the period	$9.88		$9.69		$10.40		$10.56		$10.56

Total return(b)	8.31	%(c)	(1.33	)%(c)	4.22	%(c)	6.43%		12.02	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$367,850		$361,834		$317,293		$421,127		$80,141
Net expenses	1.05	%(d)	1.07	%(d)(e)	1.10	%(d)(f)	1.10	%(g)	1.10	%(d)
Gross expenses	1.13%		1.08	%(e)	1.11	%(f)	1.10	%(g)	1.48%
Net investment income	5.84%		5.45%		5.48%		5.30%		6.46%
Portfolio turnover rate	75%		67%		107%		82%		90%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense of 0.02%. Without this expense the ratio of net expenses would have been 1.05% and the ratio of gross expenses would have been 1.06%.
(f)	Includes interest expense of 0.05%. Without this expense the ratio of net expenses would have been 1.05% and the ratio of gross expenses would have been 1.06%.
(g)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

|  20

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class C
	Year Ended November 30, 2016		Year Ended November 30, 2015		Year Ended November 30, 2014		Year Ended November 30, 2013		Year Ended November 30, 2012
Net asset value, beginning of the period	$9.67		$10.38		$10.53		$10.54		$10.02

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.49		0.48		0.50		0.48		0.60
Net realized and unrealized gain (loss)	0.20		(0.68)		(0.13)		0.10		0.49

Total from Investment Operations	0.69		(0.20)		0.37		0.58		1.09

LESS DISTRIBUTIONS FROM:
Net investment income	(0.51)		(0.51)		(0.52)		(0.53)		(0.55)
Net realized capital gains	—		—		—		(0.06)		(0.02)

Total Distributions	(0.51)		(0.51)		(0.52)		(0.59)		(0.57)

Net asset value, end of the period	$9.85		$9.67		$10.38		$10.53		$10.54

Total return(b)	7.41	%(c)	(2.06	)%(c)	3.47	%(c)	5.70%		11.18	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$300,811		$287,330		$215,189		$190,618		$22,655
Net expenses	1.80	%(d)	1.82	%(d)(e)	1.85	%(d)(f)	1.85	%(g)	1.85	%(d)
Gross expenses	1.88%		1.83	%(e)	1.87	%(f)	1.85	%(g)	2.26%
Net investment income	5.10%		4.71%		4.77%		4.56%		5.75%
Portfolio turnover rate	75%		67%		107%		82%		90%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense of 0.02%. Without this expense the ratio of net expenses would have been 1.80% and the ratio of gross expenses would have been 1.81%.
(f)	Includes interest expense of 0.05%. Without this expense the ratio of net expenses would have been 1.80% and the ratio of gross expenses would have been 1.82%.
(g)	Includes fee/expense recovery of 0.01%.

See accompanying notes to financial statements.

21  |

Financial Highlights (continued)

For a share outstanding throughout each period.

	Class Y
	Year Ended November 30, 2016		Year Ended November 30, 2015		Year Ended November 30, 2014		Year Ended November 30, 2013		Year Ended November 30, 2012
Net asset value, beginning of the period	$9.70		$10.41		$10.56		$10.57		$10.02

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.59		0.58		0.61		0.59		0.79
Net realized and unrealized gain (loss)	0.21		(0.68)		(0.13)		0.09		0.41

Total from Investment Operations	0.80		(0.10)		0.48		0.68		1.20

LESS DISTRIBUTIONS FROM:
Net investment income	(0.61)		(0.61)		(0.63)		(0.63)		(0.63)
Net realized capital gains	—		—		—		(0.06)		(0.02)

Total Distributions	(0.61)		(0.61)		(0.63)		(0.69)		(0.65)

Net asset value, end of the period	$9.89		$9.70		$10.41		$10.56		$10.57

Total return	8.58	%(b)	(1.08	)%(b)	4.49	%(b)	6.68%		12.33	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,458,394		$1,293,175		$1,022,193		$760,972		$46,895
Net expenses	0.80	%(c)	0.82	%(c)(d)	0.85	%(c)(e)	0.85	%(f)	0.85	%(c)
Gross expenses	0.88%		0.83	%(d)	0.87	%(e)	0.85	%(f)	1.37%
Net investment income	6.09%		5.69%		5.76%		5.55%		7.57%
Portfolio turnover rate	75%		67%		107%		82%		90%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Includes interest expense of 0.02%. Without this expense the ratio of net expenses would have been 0.80% and the ratio of gross expenses would have been 0.81%.
(e)	Includes interest expense of 0.05%. Without this expense the ratio of net expenses would have been 0.80% and the ratio of gross expenses would have been 0.82%.
(f)	Includes fee/expense recovery of 0.02%.

See accompanying notes to financial statements.

|  22

Notes to Financial Statements

November 30, 2016

1.  Organization.  Natixis Funds Trust II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. Information presented in this report pertains to Loomis Sayles Senior Floating Rate and Fixed Income Fund (the “Fund”).

The Fund is a non-diversified investment company.

The Fund offers Class A, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 3.50%. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust and Natixis ETF Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”). Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to period-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

23  |

Notes to Financial Statements (continued)

November 30, 2016

a.  Valuation.  Fund securities and other investments are valued at market value based on market quotations obtained or determined by independent pricing services recommended by the adviser and approved by the Board of Trustees. Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees, as described below. Market value is determined as follows:

Senior loans are valued at bid prices supplied by an independent pricing service, if available. Debt securities and unlisted preferred equity securities are valued based on evaluated bids furnished to the Fund by an independent pricing service or bid prices obtained from broker-dealers. Listed equity securities (including shares of closed-end investment companies and exchange-traded funds) are valued at the last sale price quoted on the exchange where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. Unlisted equity securities (except unlisted preferred equity securities) are valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be valued using evaluated bids furnished by an independent pricing service, if available. In some foreign markets, an official close price and a last sale price may be available from the foreign exchange or market. In those cases, the official close price is used. Broker-dealer bid prices may be used to value debt and unlisted equity securities and senior loans where an independent pricing service is unable to price a security or where an independent pricing service does not provide a reliable price for the security.

Fund securities and other investments for which market quotations are not readily available are valued at fair value as determined in good faith by the adviser pursuant to procedures approved by the Board of Trustees. The Fund may also value securities and other investments at fair value in other circumstances such as when extraordinary events occur after the close of a foreign market but prior to the close of the New York Stock Exchange (“NYSE”). This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing its securities or other investments, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other market activity and/or significant events that occur after the close of the foreign market and before the time the Fund’s net asset value

|  24

Notes to Financial Statements (continued)

November 30, 2016

(“NAV”) is calculated. Fair value pricing may require subjective determinations about the value of a security, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same securities. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities held by the Fund.

Illiquid securities for which market quotations are readily available and have been evaluated by the adviser are considered and classified as fair valued securities.

As of November 30, 2016, securities held by the Fund were fair valued as follows:

Illiquid securities classified as fair valued	Percentage of Net Assets	Other securities fair valued by the Fund’s adviser	Percentage of Net Assets
$16,261,680	0.8%	$1,169,285	0.1%

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Federal and Foreign Income Taxes.  The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of November 30, 2016 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

25  |

Notes to Financial Statements (continued)

November 30, 2016

The Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statement of Operations as a reduction of investment income, net of amounts eligible to be reclaimed. Dividends and interest receivable on the Statement of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or will be filed are reflected on the Statement of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statement of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statement of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to the Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statement of Assets and Liabilities and are recorded as a realized gain when received.

d.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as deferred Trustees’ fees, premium amortization, and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, premium amortization, and defaulted bond adjustments. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended November 30, 2016 and 2015 were as follows:

2016 Distributions Paid From:			2015 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
$106,250,810	$—	$106,250,810	$101,531,988	$—	$101,531,988

|  26

Notes to Financial Statements (continued)

November 30, 2016

As of November 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$765,475

Capital loss carryforward:
Short-term:
No expiration date	(24,594,623)
Long-term:
No expiration date	(70,034,056)

Total capital loss carryforward	(94,628,679)

Unrealized depreciation	(44,754,076)

Total accumulated losses	$(138,617,280)

e.  Repurchase Agreements.  The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. As of November 30, 2016, the Fund had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statement of Assets and Liabilities for financial reporting purposes.

f.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

g.  New Accounting Pronouncement.  In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosures in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments, including investments in and advances to affiliates,

27  |

Notes to Financial Statements (continued)

November 30, 2016

and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the amendments and the impact, if any, on the Fund’s financial statements.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s pricing policies and procedures are recommended by the adviser and approved by the Board of Trustees. Debt securities are valued based on evaluated bids furnished to the Fund by an independent pricing service. Broker-dealer bid prices may be used if an independent pricing service either is unable to price a security or does not provide a reliable price for a security. Broker-dealer bid prices for which the Fund does not have knowledge of the inputs used by the broker-dealer are categorized in Level 3. All security prices, including those obtained from an independent pricing service and broker-dealer bid prices, are reviewed on a daily basis by the adviser, subject to oversight by Fund management and the Board of Trustees. If the adviser, in good faith, believes that the price provided by an independent pricing service is unreliable, broker-dealer bid prices may be used until the price provided by the independent pricing service is considered to be reliable. Reliability of all security prices, including those obtained from an independent pricing service and broker-dealer bid prices, is tested in a variety of ways, including comparison to recent transaction prices and daily fluctuations, amongst other validation procedures in place. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s adviser pursuant to procedures approved by the Board of Trustees. Fair valued securities may be categorized in Level 3.

|  28

Notes to Financial Statements (continued)

November 30, 2016

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2016, at value:

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3		Total
Senior Loans
Media Entertainment	$—	$101,178,429	$6,353,235	(b)	$107,531,664
All Other Senior Loans(a)	—	1,670,119,409	—		1,670,119,409

Total Senior Loans	—	1,771,297,838	6,353,235		1,777,651,073

Bonds and Notes	—	163,031,516	—		163,031,516

Preferred Stocks(a)	4,798,881	—	—		4,798,881
Common Stocks
Internet Software & Services	—	—	1,169,285	(c)	1,169,285
All Other Common Stocks(a)	5,201,174	—	—		5,201,174

Total Common Stocks	5,201,174	—	1,169,285		6,370,459

Short-Term Investments	—	327,787,625	—		327,787,625

Total	$10,000,055	$2,262,116,979	$7,522,520		$2,279,639,554

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
(b)	Valued using broker-dealer bid prices.
(c)	Fair valued by the Fund’s adviser.

29  |

Notes to Financial Statements (continued)

November 30, 2016

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of November 30, 2015 and/or November 30, 2016:

Asset Valuation Inputs

Investments in Securities	Balance as of November 30, 2015		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases
Senior Loans
Media Entertainment	$—		$—	$—	$47,530	$6,305,705
Bonds and Notes
Non-Convertible Bonds
Non-Agency Commercial Mortgage-Backed Securities	5,355,286		—	—	—	—
Technology	—	(a)	—	(2,045,646)	2,045,647	—
Common Stocks
Diversified Consumer Services	—	(a)	—	1	—	—
Internet Software & Services	—		—	—	(863,301)	2,032,586

Total	$5,355,286		$—	$(2,045,645)	$1,229,876	$8,338,291

Investments in Securities	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of November 30, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at November 30, 2016
Senior Loans
Media Entertainment	$—	$—	$—	$6,353,235	$47,530
Bonds and Notes
Non-Convertible Bonds
Non-Agency Commercial Mortgage-Backed Securities	—	—	(5,355,286)	—	—
Technology	(1)	—	—	—	—
Common Stocks
Diversified Consumer Services	(1)	—	—	—	—
Internet Software & Services	—	—	—	1,169,285	(863,301)

Total	$(2)	$—	$(5,355,286)	$7,522,520	$(815,771)

(a)	Fair valued at zero.

|  30

Notes to Financial Statements (continued)

November 30, 2016

A debt security valued at $5,355,286 was transferred from Level 3 to Level 2 during the period ended November 30, 2016. At November 30, 2015, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At November 30, 2016, this security was valued on the basis of evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

All transfers are recognized as of the beginning of the reporting period.

4.  Purchases and Sales of Securities.  For the year ended November 30, 2016, purchases and sales of securities (excluding short-term investments and U.S. Government/Agency securities and including paydowns) were $1,301,748,521 and $1,250,178,015 respectively.

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.60%, calculated daily and payable monthly, based on the Fund’s average daily managed assets, which include borrowings used for leverage.

Loomis Sayles has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. This undertaking is in effect until March 31, 2017, may be terminated before then only with the consent of the Fund’s Board of Trustees, and is reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to this undertaking. Waivers/reimbursements that exceed management fees payable are reflected on the Statement of Assets and Liabilities as receivable from investment adviser.

For the year ended November 30, 2016, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class C	Class Y
1.05%	1.80%	0.80%

Loomis Sayles shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated

31  |

Notes to Financial Statements (continued)

November 30, 2016

to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended November 30, 2016, the management fees and waiver of management fees for Fund were as follows:

Gross Management Fees	Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
			Gross	Net
$10,450,958	$1,383,684	$9,067,274	0.60%	0.52%

[1]	Management fee waiver is subject to possible recovery until November 30, 2017.

Certain officers and employees of Loomis Sayles are also officers or Trustees of the Trust. Loomis Sayles’ general partner is indirectly owned by Natixis US.

b.  Service and Distribution Fees.  NGAM Distribution, L.P. (“NGAM Distribution”), which is a wholly-owned subsidiary of Natixis US, has entered into a distribution agreement with the Trust. Pursuant to this agreement, NGAM Distribution serves as principal underwriter of the Funds of the Trust.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”) and a Distribution and Service Plan relating to the Fund’s Class C shares (the “Class C Plan”).

Under the Class A Plan, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by NGAM Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plan, the Fund pays NGAM Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by NGAM Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plan, the Fund pays NGAM Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by NGAM Distribution in connection with the marketing or sale of Class C shares.

For the year ended November 30, 2016, the service and distribution fees for the Fund were as follows:

Service Fees		Distribution Fees
Class A	Class C	Class C
$745,670	$698,802	$2,096,405

|  32

Notes to Financial Statements (continued)

November 30, 2016

c.  Administrative Fees.  NGAM Advisors provides certain administrative services for the Fund and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. NGAM Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts and NGAM Advisors, the Fund pays NGAM Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts and Loomis Sayles Funds Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0350% of the next $30 billion and 0.0325% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts and Loomis Sayles Funds Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended November 30, 2016, the administrative fees for the Fund were $771,495.

d.  Sub-Transfer Agent Fees.  NGAM Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Fund and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Fund. These services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Fund’s transfer agent. Accordingly, the Fund has agreed to reimburse NGAM Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to NGAM Distribution are subject to a current per-account equivalent fee limit approved by the Fund’s Board of Trustees, which is based on fees for similar services paid to the Fund’s transfer agent and other service providers.

For the year ended November 30, 2016, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statement of Operations) for the Fund were $1,119,421.

As of November 30, 2016, the Fund owes NGAM Distribution $10,243 in reimbursements for sub-transfer agent fees (which are reflected in the Statement of Assets and Liabilities as payable to distributor).

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by NGAM Distribution during the year ended November 30, 2016 amounted to $107,589.

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of NGAM Advisors, NGAM Distribution, Natixis US or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $325,000. The Chairperson does

33  |

Notes to Financial Statements (continued)

November 30, 2016

not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $155,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee and the chairperson of the Audit Committee each receive an additional retainer fee at the annual rate of $17,500. The chairperson of the Governance Committee receives an additional retainer fee at the annual rate of $10,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2016, the Chairperson of the Board received a retainer fee at the annual rate of $300,000 and each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $130,000. The chairperson of the Governance Committee received an additional retainer fee at the annual rate of $5,000. All other Trustee fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts and Loomis Sayles Funds Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts and Loomis Sayles Funds Trusts, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

g.  Affiliated Ownership.  As of November 30, 2016, Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) and Natixis US and affiliates held shares of the Fund representing 0.39% of the Fund’s net assets. Investment activities of affiliated shareholders could have material impacts on the Fund.

6.  Line of Credit.  The Fund has entered into a syndicated, committed, secured line of credit with Sumitomo Mitsui Banking Corporation (the “Administrative Agent”), the

|  34

Notes to Financial Statements (continued)

November 30, 2016

Bank of Nova Scotia and National Australia Bank Limited (each a “Lender” and together with the Administrative Agent “Lenders”) under which it may borrow for investment or liquidity purposes. The commitment of the Lenders to make loans to the Fund shall not exceed $400,000,000 at any one time. Under the terms of the agreement, the Lenders are entitled to a security interest in the assets of the Fund as collateral. Interest is charged to the Fund based upon the terms set forth in the agreement. In addition, a commitment fee of 0.400% per annum payable to the Administrative Agent for the account of each Lender is accrued by the Fund based on the unused portion of the line of credit. The Fund paid the Administrative Agent an upfront fee of $400,000 and an administrative agent fee of $25,000, for a total of $425,000, which are being amortized over a period of 364 days and are reflected as miscellaneous expenses on the Statement of Operations. The unamortized balance is reflected as prepaid expenses on the Statement of Assets and Liabilities.

During the year ended November 30, 2016, the Fund had an average daily balance on the line of credit (for those days on which there were borrowings) of $45,885,714 at a weighted average interest rate of 1.27%.

7.  Concentration of Risk.  The Fund is non-diversified, which means that it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.

The senior loans in which the Fund expects to invest will generally not be rated investment grade by the rating agencies. Economic downturns generally increase non-payment rates and a senior loan could lose a substantial part of its value prior to default. Senior loans are subject to credit risk, and secured loans may not be adequately collateralized. The interest rates of senior loans reset frequently, and thus senior loans are subject to interest rate risk. There may also be less public information available about senior loans as compared to other debt securities.

Senior loans are generally less liquid than many other debt securities. Transactions in senior loans may settle on a delayed basis, such that the Fund may not receive the proceeds from the sale of a loan for a substantial period of time (greater than seven days) after the sale. As a result, the proceeds related to the sale of senior loans may not be available to make additional investments or to meet the Fund’s redemption obligations until substantial period (greater than seven days) after the sale of the loans.

8.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of November 30, 2016, based on management’s evaluation of the shareholder account base, the Fund had accounts (including accounts owned by affiliates) representing controlling ownership of more than 5% of the Fund’s total outstanding

35  |

Notes to Financial Statements (continued)

November 30, 2016

shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

	Number of 5% Account Holders	Percentage of Ownership
Senior Floating Rate and Fixed Income Fund	1	7.70%

Omnibus shareholder accounts for which NGAM Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

9.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended November 30, 2016		Year Ended November 30, 2015
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	20,480,580	$199,904,560	29,453,991	$299,812,431
Issued in connection with the reinvestment of distributions	1,398,898	13,450,843	1,459,589	14,725,397
Redeemed	(21,980,682)	(210,413,855)	(24,088,241)	(243,783,571)

Net change	(101,204)	$2,941,548	6,825,339	$70,754,257

Class C
Issued from the sale of shares	8,258,244	$79,805,437	14,874,571	$150,680,001
Issued in connection with the reinvestment of distributions	928,507	8,902,661	719,764	7,238,470
Redeemed	(8,382,772)	(80,176,657)	(6,609,261)	(66,799,576)

Net change	803,979	$8,531,441	8,985,074	$91,118,895

Class Y
Issued from the sale of shares	91,126,186	$885,130,238	107,699,562	$1,097,299,122
Issued in connection with the reinvestment of distributions	5,330,069	51,308,393	4,856,776	49,016,156
Redeemed	(82,293,573)	(787,078,370)	(77,434,296)	(782,666,394)

Net change	14,162,682	$149,360,261	35,122,042	$363,648,884

Increase (decrease) from capital share transactions	14,865,457	$160,833,250	50,932,455	$525,522,036

|  36

Report of Independent Registered Public Accounting Firm

To the Trustees of Natixis Funds Trust II and Shareholders of Loomis Sayles Senior Floating Rate and Fixed Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Senior Floating Rate and Fixed Income Fund, a series of Natixis Funds Trust II (the “Fund”) as of November 30, 2016, and the results of its operations, the changes in net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2016 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 23, 2017

37  |

2016 U.S. Tax Distribution Information to Shareholders (Unaudited)

Qualified Dividend Income.  For the fiscal year ended November 30, 2016, the Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Fund pays a distribution during calendar year 2016, complete information will be reported in conjunction with Form 1099-DIV.

|  38

Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust II (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Fund’s Statement of Additional Information include additional information about the trustees of the Trust and are available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Kenneth A. Drucker (1945)	Chairperson of the Board of Trustees since January 2017 Trustee since 2008 Ex Officio member of the Audit Committee, the Contract Review Committee and the Governance Committee	Retired	42 None	Significant experience on the Board and on the boards of other business organizations (including at investment companies); executive experience (including as treasurer of an aerospace, automotive, and metal manufacturing corporation)

Edmond J. English (1953)	Trustee since 2013 Audit Committee Member	Chief Executive Officer of Bob’s Discount Furniture (retail)	42 Director, Burlington Stores, Inc. (retail)	Experience on the Board and significant experience on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

39  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired; formerly Vice President and Treasurer of Raytheon Company (defense)	42 None	Experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Contract Review Committee Member and Governance Committee Member	Director of Abt Associates Inc. (research and consulting)	42 Director, Eastern Bank (bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

|  40

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member	President, University of Massachusetts; formerly, Chancellor and faculty member, University of Massachusetts Lowell	42 None	Experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Sandra O. Moose (1942)	Trustee since 1993 Audit Committee Member and Governance Committee Member	President, Strategic Advisory Services (management consulting)	42 Formerly, Director, AES Corporation (international power company); formerly, Director, Verizon Communications (telecommunications company)	Significant experience on the Board and on the boards of other business organizations (including at a telecommunications company, an international power company and a specialty chemicals corporation); executive experience (including at a management consulting company)

41  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

James P. Palermo (1955)	Trustee since 2016 Contract Review Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity); formerly, Chief Executive Officer of Global Client Management of The Bank of New York Mellon Corporation	42 None	Experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Trustee since 2009 Chairperson of the Audit Committee	Professor of Finance at Babson College	42 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Chairperson of the Contract Review Committee and Governance Committee Member	Retired	42 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

|  42

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Governance Committee and Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine	42 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Director; formerly, Chief Financial Officer, Loomis, Sayles & Company, L.P.	42 None	Experience on the Board; continuing service as President, Chief Executive Officer and Director of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.	42 None	Significant experience on the Board; continuing experience as President and Chief Executive Officer of NGAM Advisors, L.P.

[1]	Each trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”) and Natixis ETF Trust (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer of NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

43  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s)	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUST

Russell L. Kane (1969)	Secretary, Clerk and Chief Legal Officer	Since July 2016	Executive Vice President, General Counsel, Secretary and Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, NGAM Advisors, L.P. and NGAM Distribution, L.P.

Rosa Licea-Mailloux (1976)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since July 2016	Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, NGAM Distribution Corporation, NGAM Advisors, L.P. and NGAM Distribution, L.P.; formerly, Associate General Counsel, NGAM Distribution, L.P.

[1]

Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with NGAM Distribution, L.P., NGAM Advisors, L.P. or Loomis, Sayles & Company, L.P. are omitted, if not materially different from a trustee’s or officer’s current position with such entity.

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Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Edmond J. English, Richard A. Goglia, Ms. Sandra O. Moose, Mr. Erik R. Sirri and Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning; and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	12/1/14- 11/30/15	12/1/15- 11/30/16	12/1/14- 11/30/15	12/1/15- 11/30/16	12/1/14- 11/30/15	12/1/15- 11/30/16	12/1/14- 11/30/15	12/1/15- 11/30/16
Natixis Funds Trust II-Loomis Sayles Dividend Income Fund, Loomis Sayles Global Growth Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund, Vaughan Nelson Select Fund and Loomis Sayles Emerging Markets Opportunities Fund (which was liquidated on 11/10/16)	$195,917	$193,194	$242	$306	$43,894	$45,878	$—	$—

1.	Audit-related fees consist of:

2015 & 2016 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2015 & 2016 – review of Registrant’s tax returns and liquidation tax services (2016)

Aggregate fees billed to the Registrant for non-audit services during 2015 and 2016 were $44,136 and $46,184 respectively.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. (“Loomis”), NGAM Advisors, L.P. (“NGAM”) and entities controlling, controlled by or under common control with Loomis and NGAM (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	12/1/14- 11/30/15	12/1/15- 11/30/16	12/1/14- 11/30/15	12/1/15- 11/30/16	12/1/14- 11/30/15	12/1/15- 11/30/16
Control Affiliates	$—	$—	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, NGAM and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	12/1/14- 11/30/15	12/1/15- 11/30/16
Control Affiliates	$50,066	$119,934

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre-Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit-related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the audit committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust II

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	January 23, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	January 23, 2017

By:	/s/ Michael C. Kardok
Name:	Michael C. Kardok
Title:	Treasurer
Date:	January 23, 2017